EXHIBIT 4.1


                               GENERAL MILLS, INC.


                                       and


                       CONTINENTAL ILLINOIS NATIONAL BANK
                                AND TRUST COMPANY
                                   OF CHICAGO,


                                     Trustee




                                    INDENTURE

                            Dated as of July 1, 1982

                          RECONCILIATION AND TIE SHEET*

between provisions of the Trust Indenture Act of 1939 and the Indenture dated as of July 1, 1982 between GENERAL MILLS, INC. and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, Trustee:

Section of Act                                            Section of Indenture
--------------                                            --------------------

310(a)(1) and (2)                                          7.09
310(a)(3) and (4)                                          Not applicable
310(b)                                                     7.08 and 7.10(a), (b)
                                                           and (d)
310(c)                                                     Not applicable
311(a)                                                     7.13(a) and (c)(1)
                                                           and (2)
311(b)                                                     7.13(b)
311(c)                                                     Not applicable
312(a)                                                     5.01 and 5.02(a)
312(b) and (c)                                             5.02(b) and (c)
313(a)                                                     5.04(a)
313(b)(1)                                                  Not applicable
313(b)(2)                                                  5.04(b)
313(c)                                                     5.04(c)
313(d)                                                     5.04(d)
314(a)                                                     5.03
314(b)                                                     Not applicable
314(c)(1) and (2)                                          14.06
314(c)(3)                                                  Not applicable
314(d)                                                     Not applicable
314(e)                                                     14.06
314(f)                                                     Not applicable
315(a)(c) and (d)                                          7.01
315(b)                                                     6.07
315(e)                                                     6.08
316(a)(1)                                                  6.06
316(a)(2)                                                  Omitted
316(a) last sentence                                       8.04
316(b)                                                     6.04
317(a)                                                     6.02
317(b)                                                     4.11
318(a)                                                     14.08



         * This reconciliation and tie sheet is not, nor shall it for any purpose be deemed to be, a part of the Indenture.

                               TABLE OF CONTENTS*
                                                                            Page
                                                                            ----
PARTIES                                                                       1
RECITALS:
        Purpose of Indenture                                                  1
        Compliance with legal requirements                                    1
        Purpose of and consideration for Indenture                            1

                                  ARTICLE ONE.
                                  DEFINITIONS.

SECTION 1.01. Certain terms defined; other terms defined in the
                   Trust Indenture Act of 1939, as amended, or by
                   reference therein defined in the Securities Act of
                   1933, as amended, to have meanings therein
                   assigned                                                   1
              Authenticating Agent                                            2
              Authorized Newspaper                                            2
              Board of Directors                                              2
              Business Day                                                    2
              Company                                                         2
              Coupon Debt Security                                            3
              Debt Securities                                                 3
              Debt Security Register                                          3
              Event of Default                                                3
              Fully Registered Debt Security                                  3
              Holder                                                          3
              Indenture                                                       3
              Interest                                                        3
              Officers' Certificate                                           4
              Opinion of Counsel                                              4
              Original Issue Discount Security                                4
              Outstanding                                                     4
              Person                                                          5
              Place of Payment                                                5
              Principal Corporate Trust Office of the Trustee                 5
              Principal Property                                              5
              Record Date                                                     5
              Redemption Price                                                6
              Registered Coupon Debt Security                                 6
              Registered Debt Security                                        6
              Registered Holder                                               6

*This Table of Contents, comprising pages i to xi, inclusive, is not, nor shall it for any purpose be deemed to be part of the Indenture.


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                                       ii

                                                                            Page
                                                                            ----
              Responsible Officer                                             6
              Restricted Subsidiary                                           6
              Shareholders' Ownership                                         6
              Subsidiary                                                      7
              Trustee                                                         7
              Trust Indenture Act of 1939                                     7
              United States of America                                        7
              Unregistered Debt Security                                      7
              Unrestricted Subsidiary                                         7
              Value                                                           8
              Yield to Maturity                                               8


                                  ARTICLE TWO.
           FORM, ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, TRANSFER
                        AND EXCHANGE OF DEBT SECURITIES.

SECTION 2.01. Forms generally.................................................9
SECTION 2.02. Issuable in series, terms of Debt Securities ..................10
SECTION 2.03. Denominations, authentication and dating.......................12
SECTION 2.04. Execution and authentication of Debt Securities                13
SECTION 2.05. Exchanges of Debt Securities                                   14
              Registration and transfer of Debt Securities                   14
              Debt Securities to be endorsed or accompanied by
                instruments of transfer                                      15
              Charges upon exchange or transfer of Debt Securities           15
              Restrictions on issue, transfer or exchange at time
                of redemption                                                15
SECTION 2.06. Temporary Debt Securities, if any                              16
SECTION 2.07. Mutilated, destroyed, lost or stolen Debt Securities           17
SECTION 2.08. Cancellation of surrendered Debt Securities                    18
SECTION 2.09. Provisions of the Indenture and Debt Securities for
                the sole benefit of the parties and the Holders              19
SECTION 2.10. Interest Rights Preserved                                      19


                                 ARTICLE THREE.
                         REDEMPTION OF DEBT SECURITIES.

 SECTION 3.01. Application of Article Three                                  19
 SECTION 3.02. Giving of notice of redemption                                19
               Selection of Debt Securities in case less than all
                 Debt Securities of a series are to be redeemed              19
               Deposit of redemption price                                   20
 SECTION 3.03. Sinking Fund                                                  21
 SECTION 3.04. When Debt Securities called for redemption
                 become due and payable                                      23


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                                      iii

                                                                            Page
                                                                            ----
Debt Securities redeemed in part                                             24


                                  ARTICLE FOUR.
                      PARTICULAR COVENANTS OF THE COMPANY.

SECTION 4.01. Payment of principal of (and premium, if any) and
                interest on Debt Securities                                  24
SECTION 4.02. Maintenance of offices or agencies for registration,
                transfer, exchange and payment of Debt Securities            24
SECTION 4.03. Limitations on liens                                           25
SECTION 4.04. Limitation on sale and leaseback                               27
SECTION 4.05. Limitation on transfers to Unrestricted Subsidiaries           28
SECTION 4.06. Company to preserve franchises                                 28
SECTION 4.07. Limitation on consolidation, merger and sale                   28
SECTION 4.08. Further assurances                                             28
SECTION 4.09. Annual certificate                                             28
SECTION 4.10. Appointment to fill a vacancy in the office of
                Trustee                                                      29
SECTION 4.11. (a) Duties of paying agent                                     29
              (b) Company as paying agent                                    29
              (c) Turnover to Trustee by paying agent or Company             30
              (d) Holding sums in trust                                      30


                                  ARTICLE FIVE.
                     HOLDER LISTS AND REPORTS BY THE COMPANY
                                AND THE TRUSTEE.

SECTION 5.01. Company to furnish Trustee information as to names
                and addresses of Holders                                     30
SECTION 5.02.(a) Trustee to preserve information as to names
                 and addresses of Holders                                    30
             (b) Trustee to make information as to names and
                 addresses of Holders available to
                 "applicants" or mail communications to Holders
                 in certain circumstances                                    30
                 Procedure if Trustee elects not to make in
                 formation available to "applicants"                         30
             (c) Company and Trustee not accountable for
                 disclosure of information                                   32
SECTION 5.03.(a) Annual and other reports to be filed by
                 Company with Trustee                                        32
             (b) Additional information and reports to be filed
                 with Trustee and Securities and Exchange
                 Commission                                                  32

                                                                            Page
                                                                            ----
             (c) Summaries of information and reports to be
                 transmitted by Company to Holders                           32
SECTION 5.04.(a) Trustee to transmit reports to Holders                      33
             (b) Trustee to transmit certain further reports to
                 Holders                                                     34
             (c) Holders to be mailed reports                                34
             (d) Copies of reports to be filed with stock exchanges
                 and Securities and Exchange Commission                      34


                                  ARTICLE SIX.
                       REMEDIES OF THE TRUSTEE AND HOLDERS
                              ON EVENT OF DEFAULT.

SECTION 6.01. Events of Default defined                                      35
              Acceleration of maturity upon Event of Default                 36
              Waiver of default and rescission of declaration of
              maturity                                                       37
              Restoration of former position and rights                      38
SECTION 6.02. Covenant of Company to pay to Trustee upon demand whole amount due on Debt Securities on default in
              payment of interest or principal (and premium, if any)         38
              Trustee may recover judgment for whole amount due on
              Debt Securities on failure of Company to pay                   39
              Filing of proof of claim by Trustee in bankruptcy, reorganization, receivership, or other judicial
              proceedings                                                    39
              Rights of action and to assert claims may be enforced
              by Trustee without possession of Debt Securities               40
              Trustee may enforce rights vested in it by indenture
              by appropriate judicial proceedings                            40
SECTION 6.03. Application of moneys collected by Trustee                     40
SECTION 6.04. Limitation on suits by Holders                                 41
SECTION 6.05. Remedies cumulative                                            42
              Delay or omission in exercise of rights not a waiver
              of default                                                     42
SECTION 6.06. Rights of Holders of majority in principal amount of
              Debt Securities to direct Trustee and to waive defaults        42
SECTION 6.07. Trustee to give notice of defaults known to it, but
              may withhold in certain circumstances                          43
SECTION 6.08. Requirement of an undertaking to pay costs in certain
              suits under this Indenture or against the Trustee              44

                                                                            Page
                                                                            ----
                                 ARTICLE SEVEN.
                             CONCERNING THE TRUSTEE.

SECTION 7.01. Upon Event of Default occurring and continuing,
              Trustee shall exercise such powers vested in it,
              and use same degree of care and skill in their
              exercise, as a prudent person would use                        44
              Trustee not relieved from liability for negligence
              or willful misconduct except as provided in this
              Section                                                        44
             (a) Prior to Event of Default and after the curing
                 of all Events of Default which may have occurred            45
                 (1) Trustee not liable except for performance
                     of duties specifically set forth                        45
                 (2) In absence of bad faith, Trustee may con-
                     clusively rely on certificates or opinions
                     furnished it hereunder, subject to duty
                     to examine the same if specifically re-
                     quired to be furnished to it                            45
             (b) Trustee not liable for error of judgment made
                 in good faith by responsible officer unless
                 Trustee negligent                                           45
             (c) Trustee not liable for action or non-action in
                 accordance with direction of holders of
                 majority in principal amount of Debt Securities             45
              Trustee not obligated to expand or risk its funds or
              to incur financial liabilities if it has reasonable
              grounds to believe that repayment or indemnity
              is not reasonably assured                                      45
SECTION 7.02. Except as otherwise provided in Section 7.01:
             (a) Trustee may rely on documents believed genuine
                 and properly signed or presented                            46
|            (b) Sufficient evidence by certain instruments
                 provided for                                                46
             (c) Trustee may act on Opinion of Counsel                       46
             (d) Trustee may require indemnity from Holders                  46
             (e) Trustee not liable for action in good faith
                 believed to be authorized                                   46
             (f) Trustee not bound to investigate facts                      46
             (g) Trustee may act through agents                              47
SECTION 7.03. Trustee not liable for recitals in Indenture or in
              Debt Securities                                                47
              No representations by Trustee as to validity of
              Indenture or of Debt Securities                                47


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                                       vi

                                                                            Page
                                                                            ----
              Trustee not accountable for use of Debt Securities
              or proceeds                                                    47
SECTION 7.04. Trustee, paying agent or Debt Security registrar
              may own Debt Securities                                        47
SECTION 7.05. Moneys received by Trustee to be held in trust;
              interest not payable except by agreement                       47
SECTION 7.06. Trustee entitled to compensation, reimbursement
              and indemnity                                                  47
              Obligations to Trustee to be secured by lien prior
              to Debt Securities                                             48
SECTION 7.07. Right of Trustee to rely on certificate of officers of
              Company where no other evidence specifically prescribed        48
SECTION 7.08.(a) Trustee acquiring conflicting interest to
                 eliminate conflict or resign                                49
             (b) Notice to Holders in case of failure to comply
                 with subsection (a)                                         49
             (c) Definition of convicting interest                           49
             (d) Definition of certain terms                                 53
             (e) Calculation of percentages of securities                    54
SECTION 7.09. Requirements for eligibility of Trustee                        55
SECTION 7.10.(a) Resignation of Trustee                                      55
             (b) Removal of Trustee by Company or by court on
                 Holder's application                                        56
             (c) Removal of Trustee by Holders of majority in
                 principal amount of Debt Securities                         56
             (d) Time when resignation or removal of Trustee
                 effective                                                   57
SECTION 7.11. Acceptance by successor to Trustee                             57
              Successor to be qualified and eligible                         58
              Mailing of notice of succession of a Trustee                   58
SECTION 7.12. Successor to Trustee by merger, conversion, con-
              solidation or succession to business                           58
SECTION 7.13.(a) Limitation on rights of Trustee as a creditor to obtain payment of certain claims within four
                 months prior to default or during default, or
                 to realize on property as such creditor there
                 after                                                       59
             (b) Certain creditor relationships excluded                     59
             (c) Definition of certain terms                                 59
SECTION 7.14. Authenticating Agents                                          63


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                                      vii

                                                                            Page
                                                                            ----
                                 ARTICLE EIGHT.
                             CONCERNING THE HOLDERS.

SECTION 8.01. Evidence of action by Holders                                  65
SECTION 8.02. Proof of execution of instruments and of holding
              of Debt Securities                                             65
SECTION 8.03. Who may be deemed owners of Debt Securities ...                65
SECTION 8.04. Debt Securities owned by Company or controlled or controlling companies disregarded for certain
              purposes                                                       67
SECTION 8.05. Revocation of action by Holder; action by Holder
              binds future Holders                                           67


                                  ARTICLE NINE.
                                HOLDERS MEETINGS.

SECTION 9.01. Purposes for which meetings may be called                      68
SECTION 9.02. Manner of calling meetings                                     68
SECTION 9.03. Call of meetings by Company or Holders                         68
SECTION 9.04. Who may attend and vote at meetings                            69
SECTION 9.05. Regulations may be made by Trustee                             69
              Conduct of the meeting                                         69
              Voting rights--quorum                                          69
              Adjournment                                                    70
SECTION 9.06. Manner of voting at meetings and record to be kept             70


                                  ARTICLE TEN.
                            SUPPLEMENTAL INDENTURES.

SECTION 10.01. Purposes for which supplemental indentures may
               be entered into without consent of Holders                    71
SECTION 10.02. Modification of Indenture with consent of Holders
               of 66-2/3% in principal amount of Debt Securities             72
SECTION 10.03. Eject of supplemental indentures                              73
               Opinion of Counsel                                            73
SECTION 10.04. Debt Securities may bear notation of changes by
               supplemental indentures                                       74


                                 ARTICLE ELEVEN.
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE.

SECTION 11.01. Consolidation and merger of Company and sale or
               conveyance permitted                                          74
               Assumption of obligations of Company by successor
               corporation or transferee                                     74


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                                      viii

                                                                            Page
                                                                            ----
SECTION 11.02. Rights and duties of successor corporation                    75
               Appropriate changes may be made in form of Debt
               Securities                                                    75
               Company may merge or acquire properties of other
               corporations                                                  75
SECTION 11.03. Opinion of Counsel                                            75


                                 ARTICLE TWELVE.
           SATISFACTION AND DISCHARGE OR INDENTURE; UNCLAIMED MONEYS.

SECTION 12.01. Satisfaction and discharge of Indenture                       76
SECTION 12.02. Application by Trustee of funds deposited for pay-
               ment of Debt Securities                                       77
SECTION 12.03. Repayment of moneys held by paying agent                      77
SECTION 12.04. Repayment of moneys held by Trustee                           77


                                ARTICLE THIRTEEN.
        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

SECTION 13.01. Incorporators, stockholders, officers and directors of
               Company exempt from individual liability                      78


                                ARTICLE FOURTEEN.
                            MISCELLANEOUS PROVISIONS.

SECTION 14.01. Successors and assigns of Company bound by Indenture          78
SECTION 14.02. Acts of board, committee or officer of successor
               corporation valid                                             78
SECTION 14.03. Surrender of powers by Company                                79
SECTION 14.04. Required notices or demands may be served by mail             79
SECTION 14.05. Notices to Holders, Waiver                                    79
SECTION 14.06. Officers' Certificate and Opinion of Counsel to be
               furnished upon applications or demands by the
               Company                                                       80
               Statements to be included in each certificate fir
               opinion with respect to compliance with a condi-
               tion or covenant                                              80
SECTION 14.07. Payments due on holidays and non-banking days                 81
SECTION 14.08. Provisions required by Trust Indenture Act of
               1939 to control                                               81
SECTION 14.09. New York Contract                                             81
SECTION 14.10. Indenture may be executed in counterparts                     81

                                                                            Page
                                                                            ----
ACCEPTANCE OF TRUST BY TRUSTEE                                               81
TESTIMONIUM                                                                  82
SIGNATURES AND SEALS                                                         82
ACKNOWLEDGEMENT OF COMPANY                                                   83
ACKNOWLEDGEMENT OF TRUSTEE                                                   84

     THIS INDENTURE, dated as of the first day of July, 1982, between GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), party of the first part, and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY, a national banking association duly organized and existing under the laws of the United States of America and authorized to accept and execute trusts, as Trustee (hereinafter sometimes referred to as the "Trustee"), party of the second part,

WITNESSETH:

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (herein called the "Debt Securities"), as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more resolutions of the Finance Committee of the Board of Directors.

AND WHEREAS,

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   Now, THEREFORE, THIS INDENTURE WITTNESSETH:

For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of series thereof, as follows:


                                  ARTICLE ONE.
                                  DEFINITIONS.

     SECTION 1.01. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act or in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation.

AUTHENTICATING AGENT:

     The term "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 7.14.

AUTHORIZED NEWSPAPER:

     The term "Authorized Newspaper" shall mean a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

BOARD OF DIRECTORS:

     The term "Board of Directors" shall mean the Board of Directors of the Company or the duly authorized Finance Committee of the Board of Directors, or any other Committee of that Board duly authorized to act hereunder.

BUSINESS DAY:

     The term "Business Day" means any day other than a day on which banking institutions in the City of Chicago, Illinois, or the applicable Place of Payment are authorized or required by law to close.

COMPANY:

     The term "Company" shall mean General Mills, Inc. and, subject to the provisions of Article Eleven, shall also include its successors and assigns.

COUPON DEBT SECURITY:

     The term "Coupon Debt Security" shall mean any Debt Security authenticated and delivered with one or more interest coupons appertaining thereto.

DEBT SECURITIES:

     The term "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

DEBT SECURITY REGISTER:

     The term "Debt Security Register" has the meaning specified in Section
2.05.

EVENT OF DEFAULT:

     The term "Event of Default" shall mean any event specified in Section 6.01.

FULLY REGISTERED DEBT SECURITY:

     The term "Fully Registered Debt Security" shall mean any Debt Security registered as to principal and interest.

HOLDER:

     The term "Holder", when used with respect to any Debt Security, shall mean the bearer of an Unregistered Debt Security or a Registered Holder of a Registered Debt Security, and, when used with respect to any coupon, shall mean the bearer thereof.

INDENTURE:

     The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of a particular series of Debt Securities established as contemplated hereunder.

INTEREST:

     The term "interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, shall mean interest payable after maturity.

OFFICERS' CERTIFICATE:

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, a Vice Chairman, or a Vice President and by the Controller, the Treasurer, an Assistant Controller, or Assistant Treasurer, or any other accounting officer of the Company. Each such certificate shall include the statements provided for in Section 14.06, if and to the extent required by the provisions thereof.

OPINION OF COUNSEL:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee and who may be an employee of or of counsel to the Company or the Trustee or who may be any other counsel acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 14.06, if and to the extent required by the provisions thereof.

ORIGINAL ISSUE DISCOUNT SECURITY:

     The term "Original Issue Discount Security" shall mean any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

OUTSTANDING:

     The term "Outstanding", when used with reference to Debt Securities, shall, subject to the provisions hereof, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee under this Indenture, except:

     (a) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) Debt Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given pursuant to this Indenture, or provision therefor satisfactory to the Trustee shall have been made; and

     (c) Debt Securities in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.06.

     In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

PERSON:

     The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PLACE OF PAYMENT:

     The term "Place of Payment" shall mean a city or any political subdivision thereof designated as such pursuant to Section 2.02.

PRINCIPAL CORPORATE TRUST OFFICE OF THE TRUSTEE:

     The term "Principal Corporate Trust Office of the Trustee" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which, at the date of this Indenture, is 30 North LaSalle Street, Chicago, Illinois.

PRINCIPAL PROPERTY:

     The term "Principal Property" shall mean any flour mill, manufacturing plant, packaging plant or research laboratory owned by the Company or any Restricted Subsidiary (whether located on land owned or leased by the Company or a Restricted Subsidiary) as of the date of this Indenture (and any future additions or improvements thereto) and located within the United States of America or Canada.

RECORD DATE:

     The term "record date" as used with respect to any semi-annual interest payment date shall have the meaning specified pursuant to Section 2.02.

REDEMPTION PRICE:

     The term "Redemption Price" when used with respect to any Debt Security to be redeemed, shall mean the price at which it is to be redeemed pursuant to this Indenture.

REGISTERED COUPON DEBT SECURITY:

     The term "Registered Coupon Debt Security" shall mean any Coupon Debt Security registered as to principal only.

REGISTERED DEBT SECURITY:

     The term "Registered Debt Security" shall mean any Debt Security registered in the Debt Security Register.

REGISTERED HOLDER:

     The term "Registered Holder" when used with respect to a Registered Debt Security, shall mean the person in whose name such Debt Security is registered in the Debt Security Register.

RESPONSIBLE OFFICER:

     The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

RESTRICTED SUBSIDIARY:

     The term "Restricted Subsidiary" shall mean any Subsidiary other than an Unrestricted Subsidiary.

SHAREHOLDERS' OWNERSHIP:

     The term "Shareholders' Ownership" shall mean the stockholders' equities of the Company and its subsidiaries, determined in accordance with generally accepted accounting principles.

SUBSIDIARY:

     The term "Subsidiary" shall mean (a) any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned or controlled by the Company, and (b) any corporation of which at least a majority of the outstanding stock of the character described in the foregoing clause (a) shall at the time be owned or controlled, directly or indirectly, by the Company and any Subsidiary or Subsidiaries as defined in the foregoing clause (a) or by one or more such Subsidiaries.

TRUSTEE:

     The term "Trustee" shall mean Continental Illinois National Bank and Trust Company of Chicago, Illinois and, subject to the provisions of Article Seven hereof, shall also include its successors in the trust created by this Indenture.

TRUST INDENTURE ACT OF 1939:

     The term "Trust Indenture Act of 1939" (except as herein otherwise expressly provided) shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed.

UNITED STATES OF AMERICA:

     The term "United States of America" shall mean the fifty States constituting the United States of America as of the date of this Indenture.

UNREGISTERED DEBT SECURITY:

     The term "Unregistered Debt Security" shall mean any Coupon Debt Security, or bearer Debt Security (including any temporary bearer Debt Security), not registered as to principal.

UNRESTRICTED SUBSIDIARY:

     The term "Unrestricted Subsidiary" shall mean:

     (a) Any Subsidiary, the greater portion of the operating assets of which is located, or the principal business of which is carried on, outside the United States of America and Canada or any Subsidiary which, during the twelve most recent calendar months (or such shorter period as shall have elapsed since its organization) derived the major portion of its gross revenues from sources outside the United States of America or Canada;

     (b) Any Subsidiary, the principal business of which consists of the financing or assisting in financing of dealers, distributors or other customers to facilitate (i) the acquisition or disposition of products of the Company or any Subsidiary or (ii) obtaining equipment or machinery used in connection with such acquisition or disposition;

     (c) Any Subsidiary, the principal business of which consists of the owning, leasing, dealing in or development of real property;

     (d) Any Subsidiary, substantially all the assets of which consist of securities of an Unrestricted Subsidiary as defined in clauses (a) through (c) hereof.

VALUE:

     The term "Value" when used in connection with a sale and leaseback transaction shall mean, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate of interest per annum borne by all series of the Debt Securities compounded annually) required to be paid by the lessee under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles.

YIELD TO MATURITY:

     The term "Yield to Maturity" shall mean the yield to maturity, calculated at the time of issuance of a series of Debt Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.


                                  ARTICLE TWO.
          FORMS, ISSUE, DESCRIPTION, EXECUTION, REGISTRATION, TRANSFER
                        AND EXCHANGE OF DEBT SECURITIES.

     SECTION 2.01. The Debt Securities of each series and the coupons, if any, appurtenant thereto shall be in substantially the form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debt Securities and coupons, if any, as evidenced by their execution of such Debt Securities and coupons, if any.

     The definitive-Debt Securities and coupons, if any, may be engraved as a whole or in part and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto, or, if not inconsistent with the provisions of this Indenture, as the Company may deem appropriate or as may be required to comply with any rule or regulation of any stock exchange on which the Debt Securities may be listed, or to conform to usage.

     The Trustee's certificate of authentication on all Debt Securities authenticated by the Trustee shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    CONTINENTAL ILLINOIS NATIONAL
                                        BANK AND TRUST COMPANY
                                              OF CHICAGO

                                                                      as Trustee


                                    By
                                      ------------------------------------------
                                                  Authorized Officer


     An Authenticating Agent's certificate of authentication on all Debt Securities authenticated by the Authenticating Agent shall be in substantially the following form:

              AUTHENTICATING AGENT'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.


                                         As Authenticating Agent for the Trustee



                                    By
                                      ------------------------------------------
                                                  Authorized Officer


     Section 2.02. The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series,

     (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

     (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.04, or 10.04);

     (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series is payable;

     (4) the rate or rates (or method by which determined) at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of Registered Debt Securities, the record dates for the determination of Holders to whom such interest is payable;

     (5) if an Original issue Discount Security, the Yield to Maturity;

     (6) the place or places (the "Place of Payment") where the principal of, and premium, if any, and any interest on Debt Securities of the series shall be payable;

     (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

     (8) the obligation, if any, of the Company to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

     (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

     (10) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 or provable in bankruptcy pursuant to Section 6.02;

     (11) any Events of Default with respect to the Debt Securities of a particular series, if not set forth herein;

     (12) whether the Debt Securities shall be issued in registered or bearer form, with or without coupons; and

     (13) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Debt Securities of any one series shall be substantially identical except as to denomination and except that Debt Securities of any series may be issuable as Registered Debt Securities or Unregistered Debt Securities, and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

     SECTION 2.03. The Debt Securities of each series shall be issuable in such form and in such denominations as shall be specified as contemplated by

Section 2.02. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for authentication, provided that in the case of Coupon Debt Securities, the appropriate coupons must be attached. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate, or cause the Authenticating Agent to authenticate, and deliver said Debt Securities to or upon the written order of the Company, signed by the Chairman of the Board, a Vice Chairman or any Executive Vice President and by the Treasurer or any Assistant Treasurer. In authenticating, or causing to be authenticated, such Debt Securities and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee and the Authenticating Agent shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

     (1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

     (2) an executed supplemental indenture, if any;

     (3) an Officers' Certificate setting forth the form and terms of the Debt Securities as required pursuant to Sections 2.01 and 2.02, respectively; and

     (4) an Opinion of Counsel prepared in accordance with Section 14.06 which shall also state:

          (a) that the form of such Debt Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

          (b) that the terms of such Debt Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Indenture;

          (c) that such Debt Securities, when authenticated and delivered by the Trustee or the Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

          (d) that all laws and requirements in respect of the execution and delivery by the Company of the Debt Securities have been complied with and that authentication and delivery of the Debt Securities by the Trustee or the Authenticating Agent will not violate the terms of the Indenture; and

          (e) such other matters as the Trustee may reasonably request.

     The Trustee shall have the right to decline to authenticate and deliver, or to cause the Authenticating Agent to decline to authenticate and deliver, any Debt Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its Board of Directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee or the Authenticating Agent to personal liability to existing Holders.

Each Debt Security shall be dated the date of its authentication.

     SECTION 2.04. The Debt Securities and coupons, if any, shall be signed on behalf of the Company by its Chairman of the Board or a Vice Chairman or a Vice President and by its Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer under its corporate seal which may, but need not, be attested by its Secretary or an Assistant Secretary. Each such signature of the Chairman of the Board, a Vice Chairman, a Vice President, the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer upon the Debt Securities and coupons, if any, may be in the form of a facsimile signature of the present or any future Chairman of the Board, Vice Chairman, Vice President, Secretary, Treasurer, Assistant Secretary or Assistant Treasurer and may be imprinted or otherwise reproduced on the Debt Securities and coupons, if any. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities and coupons, if any.

     Only such Debt Securities as shall bear thereon a certificate of authentication duly executed by the Trustee or the Authenticating Agent shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No coupon shall be entitled to the benefits of this Indenture or become valid or obligatory for any purpose until such certificate by the Trustee or the Authenticating Agent shall have become duly executed on the Debt Security to which such coupon is appurtenant. Such certificate by the Trustee or the Authenticating Agent upon any Debt Security executed by the Company shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the Holder of such Debt Security is entitled to the benefits of this Indenture.

     In case any officer Company who shall have signed any of the Debt Securities or coupons shall cease to be such officer before the Debt Securities so signed, or the Debt Securities to which such coupon appertains, shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Debt Securities nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Debt Security or coupon may be signed on behalf of the Company by any person who, at the actual date of the execution of such Debt Security or coupon, shall be a proper officer of the Company to sign such Debt Security or coupon, although at the date of the execution of this Indenture any such person was not such officer.

     SECTION 2.05. Registered Debt Securities of any series may be exchanged for a like aggregate principal amount and maturity of Registered Debt Securities of the same series in other authorized denominations. Registered Debt Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company as provided in Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Debt Security or Registered Debt Securities which the Holder making the exchange shall be entitled to receive.

     The Company shall keep, at the office or agency to be maintained by the Company as provided in Section 4.02, a register or registers (the "Debt Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities which by their terms are registrable and transfers of Registered Debt Securities as in this Article Two provided. The Debt Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. Upon surrender for registration of transfer of any Registered Debt Security of any series at such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Debt Security or Registered Debt Securities of the same series for a like aggregate principal amount and maturity.

     Upon presentation for registration of any Unregistered Debt Security of any series which by its terms is registrable as to principal at the office agency of the Company for such purpose as provided in Section 4.02, such Debt Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Debt Security. Any Debt Security so registered shall be transferable on the Debt Security Register, upon presentation of such Debt Security at such office or agency for similar notation thereon, but such Debt Security may be discharged from registration by being in like manner transferred to bearer, whereupon transferability by delivery shall be restored.

Unregistered Debt Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Coupon Debt Securities shall be transferable by delivery except while registered as to principal. Registration of any Coupon Debt Security shall not affect the transferability by delivery of the coupons appertaining thereto, which shall continue to be payable to bearer and transferable by delivery.

     At the option of the Holder thereof, Coupon Debt Securities of any series which by their terms are registrable as to principal and interest may be exchanged for Fully Registered Debt Securities of such series of any authorized denominations and of a like aggregate principal amount and stated maturity, upon surrender of the Coupon Debt Securities to be exchanged at such office or agency with all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, Fully Registered Debt Securities of any series, which by their terms provide for the issuance of Coupon Debt Securities, may be exchanged for Coupon Debt Securities or Fully Registered Debt Securities of such series, of any authorized denominations and of a like aggregate principal amount and stated maturity, upon surrender of the Debt Securities to be exchanged at such office agency, and upon payment if the Company shall so require, of the charges hereinafter provided. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

     All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

     All Registered Debt Securities presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and duly executed by, the Holder or his attorney duly authorized in writing.

     The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange, registration of transfer or transfer of Debt Securities. No service charge shall be made for any such transaction.

     The Company shall not be required to issue, register the transfer of or exchange (a) any Debt Securities for a period of 15 days next preceding any mailing of notice of redemption of such Debt Securities to be redeemed or (b) any Debt Securities selected, called or being called for redemption except, in the case of any Debt Security to be redeemed in part, the portion thereof not to be redeemed.

     SECTION 2.06. Pending the preparation of definitive Debt Securities of any series, the Company may execute and, where the form of definitive Debt Securities provides for registration of the definitive Debt Securities, register and the Trustee or the Authenticating Agent shall authenticate and deliver temporary Debt Securities (printed, lithographed or typewritten). Temporary Debt Securities may be of any authorized denomination and substantially in the form of the definitive Debt Securities of such series, but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Company. Temporary Debt Securities may be issued without a recital of the specific redemption prices set forth in the form of Debt Security hereinabove recited, and may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Debt Security shall be executed and, where the form of definitive Debt Securities provides for registration of the definitive Debt Securities, registered by the Company and be authenticated by the Trustee or the Authenticating Agent upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities. Without unnecessary delay the Company shall execute and, where the form of definitive Debt Securities provides for registration of the definitive Debt Securities, register and shall furnish definitive Debt Securities of such series and thereupon temporary Debt Securities of such series may be surrendered in exchange therefor at the office or agency to be maintained by the Company as provided in Section 4.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Debt Securities of such series a like aggregate principal amount and maturity of definitive Debt Securities of the same series of authorized denominations. Such exchange shall be made by the Company at its own expense without any charge therefor. Until so exchanged, the temporary Debt Securities of any series shall be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

     SECTION 2.07. In case any temporary or definitive Debt Security or any coupon attached to any such Debt Security shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and, in the case of a Registered Debt Security, register, and upon its request the Trustee or the Authenticating Agent shall authenticate and deliver (in the case of a mutilated Debt Security or coupon, upon its surrender to the Trustee), a new Debt Security of the same series, bearing a number not contemporaneously outstanding, in exchange for or in lieu of and substitution for any such mutilated, destroyed, lost or stolen Debt Security or the Coupon Debt Security to which such mutilated, destroyed, lost or stolen coupon appertains. In every case the applicant for a substitute Debt Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security or coupon, as the case may be, and of the ownership thereof. The Trustee or the Authenticating Agent may authenticate any such substitute Debt Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substitute Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debt Security, pay or authorize the payment of such Debt Security or coupon (without surrender thereof except in the case of a mutilated Debt Security or coupon) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save each of them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debt Security or coupon and of the ownership thereof.

     Every substitute Debt Security (and appurtenant coupons) issued pursuant to the provisions of this Section 2.07 by virtue of the fact that a Debt Security or coupon was destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or coupon shall at any time be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities and coupons of that series duly issued under this Indenture. All Debt Securities and coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or coupons and shall preclude any and all other rights or remedies, notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities or coupons without their surrender.

     SECTION 2.08. All Debt Securities surrendered for payment, redemption, registration of transfer, or exchange, and all coupons surrendered for payment, shall, if surrendered to the Company, the Authenticating Agent or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, be cancelled by it, and no Debt Securities or coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture or such Debt Securities. Unless otherwise requested by the Company, the Trustee shall destroy cancelled Debt Securities and coupons and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debt Securities or coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities or coupons unless and until the same are delivered or surrendered to the Trustee for cancellation.

     SECTION 2.09. Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions hereof being for the sole benefit of the parties hereto and of the Holders.

     SECTION 2.10. Interest Rights Preserved. Each Debt Security of any series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security of such series shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security of such series, and each such Debt Security of such series shall be so dated, or have attached thereto such coupons, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.


                                 ARTICLE THREE.
                         REDEMPTION OF DEBT SECURITIES.

     SECTION 3.01. The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by Section 2.02 for Debt Securities of such series. The Company may at its option redeem all or from time to time any part of the Debt Securities of any series in accordance with their terms, at any time prior to maturity.

     SECTION 3.02. In case the Company shall desire to exercise such right to redeem all or any part of the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall give notice of such redemption to the Holders of such series to be redeemed as a whole or in part in the manner provided in Section 14.05, not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give notice in the manner provided in Section 14.05, or any defect in the notice, to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

     Each such notice of redemption shall specify the date fixed for redemption and the Redemption Price and shall state that payment of the Redemption Price of the Debt Securities or portions thereof to be redeemed will be made at the office or agency to be maintained by the Company as provided in Section ax.02 upon presentation and surrender of such Debt Securities and all unmatured coupons appertaining thereto, that interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of a series are to be redeemed, the notice of redemption shall specify which of such Debt Securities of that series are to be redeemed in whole or in part. In case any Debt Security is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

     If less than all the Debt Securities of a series are to be redeemed, the Company shall give the Trustee adequate notice (but in no event less than 50 days' notice unless the Trustee shall otherwise agree) in advance as to the aggregate principal amount and maturity of Debt Securities of that series to be redeemed, and thereupon the Trustee shall select in such manner as it shall deem appropriate and fair, the Debt Securities of that series to be redeemed and shall thereafter promptly notify the Company in writing of the Debt Securities to be redeemed; provided, however, that no Debt Security of a denomination of $1,000 shall be redeemed in part and Debt Securities may be redeemed in part only in multiples of $1,000.

     On or before the Business Day next preceding any date fixed for redemption, the Company shall deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 4.11) an amount of money sufficient to pay the Redemption Price of, and accrued interest, if any, on all the Debt Securities of such series or proportions thereof which are to be redeemed on the date fixed for redemption.

     SECTION 3.03. The provisions of this Section shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 2.02 for Debt Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment."

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Debt Securities in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly. Not less than 50 days prior to each sinking fund payment date for any series of Debt Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to this Section 3.03 (which Debt Securities will accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Debt Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Debt Securities subject to a mandatory sinking fund payment without the option to deliver or credit Debt Securities as provided in this Section 3.03 and without the right to make any optional sinking fund payment with respect to such series.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Debt Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Debt Securities at the Redemption Price specified in such Debt Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Debt Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 3.03. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at maturity.

     The Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Debt Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 3.04.

     On or before each sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 3.03.

     The Trustee shall not redeem any Debt Securities of a series with sinking fund moneys or give any notice of redemption of such Debt Securities by operation of the sinking fund for such series during the continuance of a default in payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Debt Securities, except that if the notice of redemption of any such Debt Securities shall theretofore have been given in accordance with the provisions hereof, the Trustee shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Debt Securities; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Debt Securities on which such moneys may be applied pursuant to the provisions of this Section 3.03.

     SECTION 3.04. If the giving of notice of redemption shall have been completed as above provided, the Debt Securities or portions of Debt Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to the date fixed for redemption, and unless the Company shall default in the payment of such Debt Securities at the Redemption Price, together with interest, if any, accrued to said date, interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue on and after said date. If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the date axed for redemption at the rate borne by the Debt Securities. On presentation and surrender of such Debt Securities and all unmatured coupons appertaining thereto at said Place of Payment in said notice specified, such Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with interest, if any, accrued thereon to the date axed for redemption.

     Upon presentation of any Debt Security which is redeemed in part only, the Company shall execute and, in the case of Registered Debt Securities, register and the Trustee or the Authenticating Agent shall authenticate and deliver, at the expense of the Company, a new Debt Security or Debt Securities in an authorized denomination or denominations and in the principal amount equal to the unredeemed portion of the Debt Security so presented.


                                  ARTICLE FOUR.
                      PARTICULAR COVENANTS OF THE COMPANY.

     SECTION 4.01. The Company covenants and agrees for the benefit of the Holders of each series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Debt Securities of that series at the places, at the respective times and in the manner provided in such Debt Securities. Each installment of interest on interest-bearing Registered Debt Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of such Registered Debt Securities entitled thereto as they shall appear on the Debt Security Register. The interest on Coupon Debt Securities shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary bearer Debt Securities shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Debt Securities for notation thereon of the payment of such interest. The interest on Registered Debt Securities shall be payable only to or upon the written order of the Holders thereof.

     SECTION 4.02. As long as any of the Debt Securities of a series remain outstanding, the Company will maintain an office or agency in the City of New York, New York, in the City of Chicago, Illinois, and in any other Place of Payment, where the Debt Securities may be presented for exchange and registration of transfer as in this Indenture provided, where notices and demands to or upon the Company in respect of the Debt Securities of this Indenture may be served and where the Debt Securities and any coupons appurtenant thereto may be presented for payment. The Principal Corporate Trust Office of the Trustee shall be said office or agency for all the aforesaid purposes, unless the Company shall maintain some other office or agency for such purposes and shall give the Trustee notice of the location thereof. In case the Company shall fail to maintain such office or agency, presentations may be made and notices and demands may be served at the Principal Corporate Trust Office of the Trustee and, in such event, the Company hereby appoints the Trustee its agent to receive all such presentations, notices and demands.

     SECTION 4.03. SO long as any of the Debt Securities remain Outstanding and unpaid, the Company will not create, assume or suffer to exist and will not cause, suffer or permit any Restricted Subsidiary to create, assume or suffer to exist, any mortgage, pledge or other lien or encumbrance of or upon any Principal Property, or of or upon any indebtedness of, or equity securities of, any Restricted Subsidiary, without making effective provision, and the Company covenants that in any such case it will make or cause to be made effective provision, whereby the Debt Securities of each series outstanding shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured so long as such indebtedness is so secured; provided, that the foregoing covenant shall not apply to any mortgage, pledge, lien or encumbrance of the following character.

     (a) mortgages, pledges, liens or encumbrances on property included within the foregoing covenant existing at the time of acquisition of such property or to secure the payment of all or any part of the purchase price thereof or to secure any indebtedness incurred at the time of, or within 90 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof;

     (b) mortgages, pledges, liens or encumbrances existing at the time such corporation became or becomes a Restricted Subsidiary;

     (c) mortgages, pledges, liens or encumbrances on property of a corporation existing at the time such corporation was or is (i) merged into or consolidated with the Company or a Restricted Subsidiary or (ii) otherwise acquired by the Company or any Restricted Subsidiary;

     (d) mortgages, pledges, liens or encumbrances executed by any Restricted Subsidiary and exclusively securing indebtedness of such Restricted Subsidiary held by the Company or any other Restricted Subsidiary;

     (e) liens or encumbrances arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; liens for taxes not yet due or which are being contested in good faith; or pledges or deposits to secure payment of worker's compensation or other insurance; good faith deposits in connection with tenders, contracts (other than contracts for the payment of money) or leases; deposits to secure public or statutory obligations; deposits to secure or in lieu of surety or appeal bonds; or deposits as security for the payment of taxes;

     (f) extensions, renewals or replacements, in whole or in part, of any mortgage, pledge, lien or encumbrance referred to in the foregoing clauses (a) to (e), inclusive, provided that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement; and

     (g) other mortgages, pledges, liens or encumbrances on property included in the foregoing covenant, provided that the sum of the aggregate indebtedness secured by such other mortgages, pledges, liens and encumbrances (exclusive of indebtedness secured by mortgages, pledges, liens and encumbrances permitted by clauses (a) through (f) hereof), and the aggregate Value of sale and leaseback transactions permitted under Section 4.04, shall not exceed an amount equal to 5% of Shareholders' Ownership as of the end of the fiscal quarter of the Company last preceding the date of the computation.

     The Company covenants and agrees that if, upon any consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety to any other corporation, or upon any acquisition by the Company of all or any part of the property of another corporation, any Principal Property of the Company would thereupon become subject to any mortgage, pledge, encumbrance or lien, the Company, prior to such consolidation, merger, sale, conveyance or acquisition, will by indenture supplemental hereto secure the Debt Securities of all series then outstanding (equally and ratably with any other indebtedness of the Company then entitled to similar security) by a direct lien on such Principal Property of the Company prior to all liens other than any theretofore existing thereon.

     In the event that the Company shall hereafter secure the Debt Securities pursuant to the provisions of this Section 4.03, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the Holders of the Debt Securities so secured.

     Subject to the provisions of Section 7.01, the Trustee may receive an Opinion of Counsel as conclusive evidence that such supplemental indenture or action taken to secure the Debt Securities complies with the provisions of this
Section 4.03.

     SECTION 4.04. The Company will not sell to anyone other than a Restricted Subsidiary any Principal Property, or any substantial portion thereof, with the intention of taking back a lease of such property except a lease for a temporary period, not to exceed three years, by the end of which it is intended that the use of such property by the Company or any Restricted Subsidiary will be discontinued, and the Company will not permit any Restricted Subsidiary to sell to anyone other than the Company or any other Restricted Subsidiary any Principal Property, or any substantial portion thereof, with the intention of taking back a lease of such property except a lease for a temporary period, not to exceed three years, by the end of which it is intended that the use of such property by any Restricted Subsidiary or the Company will be discontinued; provided, however, that the Company may make or may permit a Restricted Subsidiary to make such a sale if, in the alternative, either (a) the Company or a Restricted Subsidiary would be permitted under Section 4.03 to permit a mortgage, pledge, lien or encumbrance on a Principal Property securing indebtedness equal in amount to the Value of such sale and leaseback transaction without equally and ratably securing the Debt Securities; or (b) the net proceeds of such sale (including any purchase money mortgages received in connection with such sale) are at least equal to the fair value (as determined by the Board of Directors) of such property and the Company, within 120 days after the transfer of title to such property, applies an amount equal to the net proceeds derived from such sale (including the amount of any such purchase money mortgages) to the retirement of Debt Securities (in the manner, subject to the restrictions and at the redemption prices then applicable to redemption of Debt Securities at the option of the Company as specified in Sections 3.01 and 3.02) or other indebtedness of the Company or a Restricted Subsidiary with a maturity in excess of one year from the date of such sale and which is not subordinate in right of payment to the payment of the Debt Securities.

     SECTION 4.05. The Company will not, and it will not permit any Restricted Subsidiary to, transfer any Principal Property to any Unrestricted Subsidiary, unless the net proceeds of such transfer are at least equal to the fair value (as determined by the Board of Directors) of the property transferred.

     SECTION 4.06. So long as any of the Debt Securities remain outstanding and unpaid the Company will at all times (except as otherwise provided or permitted in this Section 4.06 or elsewhere in this Indenture) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises and the corporate existence and franchises of each Restricted Subsidiary; provided, that nothing herein shall require the Company to continue the corporate existence or franchises of any Restricted Subsidiary if in the judgment of the Board of Directors it shall be necessary, advisable or in the interest of the Company to discontinue the same.

     SECTION 4.07. The Company will not consolidate or merge with or sell, convey or lease all or substantially all of its property to any other corporation except as permitted in Article Eleven.

     SECTION 4.08. From time to time the Company will make, execute and deliver to the Trustee or cause to be made, executed and delivered to the Trustee any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention of or to facilitate the performance of the terms of this Indenture or to secure the rights and remedies hereunder of the Holders of the Debt Securities.

     SECTION 4.09. On or before May 1, 1983, and on or before May 1 in each year thereafter, the Company shall file with the Trustee a statement, signed by the Chairman of the Board, Vice Chairman of the Board, or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company, stating that in the course of the performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have obtained knowledge of any such default, and, if so, specifying each such default of which the signers have knowledge and the nature and status thereof.

     SECTION 4.10. The Company, whenever necessary to avoid or tell a vacancy in the office Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Debt Securities hereunder.

     SECTION 4.11. (a) Whenever the Company shall appoint a paying agent (other than the Trustee) with respect to the Debt Securities of any series it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section 4.11,

          (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Debt Securities of such series (whether such sums have been paid to it by the Company or by any other obliger on the Debt Securities of such series) in trust for the benefit of the respective Holders of the Debt Securities of such series or of the Trustee, as the case may be, and will notify the Trustee of the receipt of sums to be so held,

          (2) that it will give the Trustee notice of any failure by the Company (or by any other obliger on the Debt Securities of such series) to make any payment of the principal of (and premium, if any) or interest on the Debt Securities of such series when the same shall be due and payable, and

          (3) that it will at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any) or interest on the Debt Securities of any series, set aside, segregate and hold in trust for the benefit of the respective Holders of Debt Securities of such series or of the Trustee, as the case may be, a sum sufficient to pay such principal (and premium, if any) or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

     (c) Anything in this Section 4.11 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder as required by this Section 4.11, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 4.11 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.11 is subject to the provisions of Sections 12.03 and 12.04.

                                  ARTICLE FIVE.
                     HOLDER LISTS AND REPORTS BY THE COMPANY
                                 AND THE TRUSTEE

     SECTION 5.01. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee semi-annually, not more than 15 days after each record date for the payment of semi-annual interest on Registered Debt Securities, and on dates to be determined pursuant to Section 2.02 for non-interest bearing securities, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company as to the names and addresses of the Holders of the Debt Securities of each series as of such record date or dates, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list similar in form and in content as of a date not more than 15 days prior to the time such list is furnished, provided that so long as the Trustee is the registrar of the Debt Securities and all the Debt Securities of any series are Fully Registered Debt Securities, no such list shall be required to be furnished in respect of such series.

     SECTION 5.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Debt Securities contained in the most recent list furnished to it as provided in Section 5.01 and received by it in its capacity as paying agent or registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security of a particular series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must all hold Debt Securities of such series) or with Holders of all Debt Securities with respect to their rights under this Indenture or under such Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford such applicants access to all information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, or

          (2) inform such applicants as to the approximate number of Holders of Debt Securities of such series or all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
     Section 5.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Debt Security of such series or all Debt Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provisions for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must all hold Debt Securities of such series) or with Holders of all Debt Securities with respect to their rights under this Indenture or under such Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford such applicants access to all information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02, or

          (2) inform such applicants as to the approximate number of Holders of Debt Securities of such series or all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this
     Section 5.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Debt Security of such series or all Debt Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provisions for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 5.03. The Company covenants:

     (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, or if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

     (c) to transmit by mail to all Holders, in the manner and to the extent provided in Section 5.04(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 5.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     SECTION 5.04. (a) On or before August l, 1983, and on or before August 1 in every year thereafter so long as any Debt Securities are Outstanding, the Trustee shall transmit to the Holders of each series, as provided in subsection
(c) of this Section 5.04, a brief report dated as of the preceding June 1 with respect to:

          (1) its eligibility under Section 7.09, and its qualifications under
     Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such which remain unpaid on the date of such Debt Securities report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one per cent, of the principal amount of the Debt Securities for any series Outstanding on the date of such report;

          (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obliger on the Debt Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4), or
     (6) of subsection (b) of Section 7.13;

          (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (5) any additional issue of Debt Securities which it has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Debt Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with provisions of Section 6.07.

     (b) The Trustee shall transmit to the Holders, as provided in subsection
(c) of this Section 5.04, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this
Section 5.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debt Securities on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Debt Securities Outstanding at such time, such report to be transmitted within 90 days from such time.

     (c) Reports pursuant to this Section 5.04 shall be transmitted by mail:

          (1) to all Registered Holders of Debt Securities, as the names and addresses of such Holders appear in the Debt Security Register;

          (2) to those Holders of Debt Securities who have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to subsection (b) of this
     Section 5.04, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 5.02(a).

     (d) A copy of each such report shall, at the time of such transmission to Holders, to be filed by the Trustee with each stock exchange upon which the Debt Securities are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee with respect to any series when and as the Debt Securities of such series become listed on any stock exchange.

                                  ARTICLE SIX.
             REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

     SECTION 6.01. "Event of Default" whenever used herein with respect to Debt Securities of any series means any of the following events (and such other events as may be established with respect to Debt Securities of that series as contemplated by Section 2.02), whatever the reason, which shall have occurred and be continuing:

     (a) default in the payment of any installment of interest upon any of the Debt Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of (and premium, if any, on) any Debt Security of that series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

     (c) default in the payment or satisfaction of any sinking fund installment, as and when the same shall become due and payable by the terms of a Debt Security of that series; or

     (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debt Securities or in this Indenture (other than those set forth exclusively in the terms of any particular series of Debt Securities established as contemplated in this Indenture) contained for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Debt Securities at the time Outstanding; or

     (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

If an Event of Default described in clause (a), (b) or (c) or established pursuant to Section 2.02 with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Debt Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent, in aggregate principal amount of the Debt Securities of all series affected then Outstanding, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the entire principal (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Debt Securities affected thereby and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. If an Event of Default described in clause (d), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Debt Securities shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of all the Debt Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the entire principal (or, if any Debt Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Debt Securities then Outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     These provisions, however, are subject to the condition that if, at any time after the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Debt Securities of any series (or of all the Debt Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest upon all the Debt Securities of such series (or of all the Debt Securities, as the case may be) and the principal of (and premium, if any) on any and all Debt Securities of such series (or of all the Debt Securities, as the case may be) which shall have become due otherwise than by acceleration, (with interest upon such principal to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest specified in the Debt Securities of such series, or, at the rates of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Securities of such series (or at the rates of interest or Yields to Maturity of all the Debt Securities, as the case may be), to the date of such payment or deposit and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and if any and all defaults under this Indenture, other than the nonpayment of the principal of Debt Securities of such series (or of all the Debt Securities, as the case may be) which shall have become due by declaration, shall have been remedied--then and in every such case the Holders of a majority in aggregate principal amount of the Debt Securities of such series (or, of all the Debt Securities, as the case may be) then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

     SECTION 6.02. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debt Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any) on any of the Debt Securities of any series when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise, or
(3) in case of default in the payment or satisfaction of any sinking fund obligation, as and when the same shall become due and payable as in this Indenture expressed then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Debt Securities of that series, and the Holders of any coupons appurtenant thereto the whole amount that then shall have become due and payable on all such Debt Securities and coupons for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Securities of that series and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amount upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the Bankruptcy Reform Act of 1978 or any other applicable bankruptcy, insolvency or similar law, or in case a receiver or trustee shall have been appointed for the property of the Company, or in case of any other judicial proceedings relative to the Company, or to the creditors or property of the Company, the Trustee, irrespective of whether the principal of any Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective or whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Debt Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Debt Securities of any series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses except as a result of its negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or to the creditors or property of the Company, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

     All rights of action and to assert claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities of such series or coupons appurtenant to such Debt Securities, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Debt Securities or coupons appurtenant to such Debt Securities in respect of which such action was taken.

     In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 6.03. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (and premium, if any) or interest, upon presentation of the several Debt Securities in respect of which moneys have been collected and coupons appurtenant to such Debt Securities and stamping (or otherwise noting) thereon the payment if only partially paid, and upon surrender thereof if fully paid:

     FIRST: TO the payment of costs and expenses applicable to such series of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bed faith;

     SECOND: In case the principal of the Debt Securities Outstanding in respect of which moneys have been collected shale not have become due, to the payment of interest on such Debt Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Debt Securities, such payments to be made ratably to the persons entitled thereto;

     THIRD: In case the principal of the Debt Securities Outstanding in respect of which moneys have been collected shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of that series for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Debt Securities of that series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of that series, then to the payment of such principal (and premium, if any) and interest, without preference or priority of principal (and premium, if any) over interest, or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Debt Security of that series over any other Debt Security of that series ratably to the aggregate of such principal (and premium, if any) and interest; and

     FOURTH: The remainder, if any, shall be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     SECTION 6.04. No Holder of any Debt Securities of any series or of any coupon appurtenant thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an

Event of Default and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable security and indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the taker and Holder of every Debt Security or coupon with every other taker and Holder and the Trustee that no one or more Holders of Debt Securities or coupons appurtenant thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of such Debt Security of that or any other series or coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities and coupons of the applicable series. For the protection and enforcement of the provisions of this Section 6.04 each and every Holder of Debt Securities and coupons and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Debt Security or coupon to receive payment of the principal of (and premium, if any) and interest on SUP' Debt Security or coupon, on or after the respective due dates expressed in such Debt Security (or, in the case of redemption, on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 6.05. All powers and remedies given by this Article Six to the Trustee or to the Holders of Debt Securities or coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Debt Securities or coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such tight or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Debt Securities or coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Debt Securities or coupons, as the case may be.

     SECTION 6.06. The Holders of a majority in aggregate principal amount of the Debt Securities of any or all series affected (voting as one class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and the Trustee, subject to the provisions of Section 7.01, shall have the right to decline to follow any such direction if the Trustee in good faith shall by a responsible officer determine that the proceeding or other action so directed would involve it in a personal liability, and provided further, that the Trustee may decline any such direction which it deems unduly prejudicial to any Holders not joining in such direction, and provided further, that nothing in this Indenture contained shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders. Subject to the provisions of Section 6.01, the Holders of a majority in aggregate principal amount of the Debt Securities of any series at the time Outstanding may on behalf of the Holders of all of the Debt Securities of that series waive any past default hereunder and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Debt Securities of that series. In the case of any such waiver, the Company, the Trustee and the Holders of the Debt Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 6.07. The Trustee shall, within 90 days after the occurrence of a default with respect to the Debt Securities of any series, give to all Holders of Debt Securities of that series, in the manner and to the extent provided in
Section 5.04(c), notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in clauses (a), (b), (c), (d), (e) and (f) of Section 6.01, not including periods of grace, if any, provided for therein and irrespective of the giving of written notice specified in clause (d) thereof); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debt Securities of such series or in the payment or satisfaction of any sinking fund obligation with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Debt Securities of such series.

     SECTION 6.08. All parties to this Indenture agree, and each Holder of any Debt Security or coupon by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant (other than the Trustee) in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant (including the Trustee) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders of Debt Securities of any series holding in the aggregate more than ten percent, of the principal amount of the Debt Securities Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security or coupon on or after the due date thereof (or, in the case of redemption, on or after the date fixed for redemption).


                                 ARTICLE SEVEN.
                             CONCERNING THE TRUSTEE.

     SECTION 7.01. With respect to the Holders of any series of Debt Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debt Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Debt Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     No provisions of this indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

     (a) prior to the occurrence of an Event of Default with respect to the Debt Securities of any series and after the curing of all Events of Default with respect to such series which may have occurred:

          (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided in Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     No provision of this Indenture shall require the Trustee to expand or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 7.02. Subject to the provisions of Section 7.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board, a Vice Chairman or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally, or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 7.03. The recitals contained herein and in the Debt Securities (except in the certificates of authentication of the Trustee and the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of any Debt Securities or coupons; provided that neither the Trustee nor the Authenticating Agent shall be relieved of its duty to authenticate Debt Securities only as authorized by this Indenture. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any of the Debt Securities or of the proceeds thereof.

     SECTION 7.04. The Trustee or any Authenticating Agent or any paying agent or Debt Security registrar, in its individual or any other capacity, may become the owner or pledges of Debt Securities or coupons with the same rights it would have if it were not a Trustee, Authenticating Agent, paying agent or Debt Security registrar.

     SECTION 7.05 Subject to the provisions of Section 12.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board, a Vice Chairman, or a Vice President or its Treasurer or an Assistant Treasurer.

     SECTION 7.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and amounts paid by the Trustee to the Authenticating Agent pursuant to Section 7.14) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities or coupons.

     SECTION 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, a Vice Chairman or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or an Assistant Treasurer of the Company and delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 7.08. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 7.08, it shall, within 90 days after ascertaining that it has such convicting interest, either eliminate such convicting interest or resign in the manner and with the effect specified in
Section 7.10.

     (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 7.08, the Trustee shall, within ten days after the expiration of such 90-day period, transmit by mail notice of such failure to all Holders of Debt Securities, in the manner and to the extent provided in
Section 5.04(c).

     (c) For the purposes of this Section 7.08 the Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series if

          (1) the Trustee is trustee under this Indenture with respect to the outstanding Debt Securities of any other series or is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding unless such other indenture is a collateral trust indenture under which the only collateral consists of Debt Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Debt Securities of any other series, any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture or such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Debt Securities of such series and such other series, or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Debt Securities of such series and such other series, or under this Indenture and one of such indentures;

          (2) the Trustee or any of its directors or executive officers is an obliger upon the Debt Securities issued under this Indenture or an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

          (5) ten percent or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or twenty percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Company, not including the Debt Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, five percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten percent or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty percent or more of the voting securities of the Company; or

          (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6),
     (7), or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent of such voting securities or twenty-five percent of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Debt Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
     (6), (7), and (8) of this subsection (c).

     The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

     For the purposes of paragraphs (6), (7), (8), and (9) of this subsection
(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided above, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     (d) For the purposes of this Section 7.08:

          (1) The term "underwriter" when used with reference to the Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or has sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking; but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" shall mean any obliger the Debt Securities.

          (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section 7.08 shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 7.08 (each of whom is referred to as a "person" in this subsection) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of security of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     SECTION 7.09. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least ten million dollars and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

     SECTION 7.10. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation with respect to one or more of all series of Debt Securities to the Company and to Holders of Debt Securities of the applicable series in the manner and to the extent provided in Section 14.05. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the publication or mailing, as the case may be, of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee or any Holder who has been a bona fide Holder of a Debt Security or Debt Securities of the applicable series for at least six months may, subject to the provisions of
Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur

          (1) the Trustee shall fail to comply with the provisions of subsection
     (a) of Section 7.08 with respect to any series of Debt Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security or Debt Securities of that series for at least six months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series of Debt Securities and appoint a successor trustee for that series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Holder who has been a bona fide Holder of a Debt Security or Debt Securities of that series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to that series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Debt Securities of one or more series (each series voting as a class) or all series at the time Outstanding may at any time remove the Trustee with respect to the applicable series of Debt Securities or all series, as the case may be, and nominate with respect to the applicable series of Debt Securities or all series, as the case may be, a successor trustee by written notice of such action to the Company and the successor trustee which shall be deemed appointed as successor trustee with respect to the applicable series of Debt Securities or all series, as the case may be, unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of a Debt Security of the applicable series (in the case of any such objection to a nomination of a successor trustee with respect to such series) or any Holder (in the case of any such objection to a nomination of a successor trustee with respect to all series), upon the terms and conditions and otherwise as in subsection (a) of this Section 7.10 provided, may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to such series of Debt Securities or all series, as the case may be.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

     SECTION 7.11. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series; but nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all of the rights and powers with respect to such series of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debt Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

     No successor trustee shall accept appointment as provided in this Section
7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 7.11, the Company shall give notice of the succession of such Trustee hereunder to the Holders of Debt Securities of any applicable series in the manner and to the extent provided in Section 14.05. If the Company fails to publish or mail such notice, as the case may be, in the prescribed manner within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so published or mailed, as the case may be, at the expense of the Company.

     SECTION 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 7.13. (a) Subject to the provisions of subsection (b) of this
Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in subsection (c) of this Section 7.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and coupons, if any, and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection (a), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

     (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Reform Act of 1978 or applicable State law;

     (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

     (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section 7.13 would occur within four months; or

     (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities, in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Reform Act of 1978 or any successor statute or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Reform Act of 1978 or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Reform Act of 1978 or any successor statute or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

               (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this
Section 7.13 a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this
     Section 7.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 7.13.

     (c) As used in this Section 7.13:

          (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Debt Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obliger (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 7.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" shall mean any obliger upon the Debt
     Securities.

     SECTION 7.14. There may be one or more Authenticating Agents appointed by the Trustee, with the consent of the Company, having power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of Debt Securities of one or more series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver such Debt Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least five million dollars and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 7.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 7.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, with the consent of the Company, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 7.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 7.14, shall give written notice of such appointment to the Company and shall give notice of such appointment to the Holders of Debt Securities in the manner and to the extent provided in Section 14.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 7.06. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.


                                 ARTICLE EIGHT.
                             CONCERNING THE HOLDERS.

     SECTION 8.01. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of substantially concurrent instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

     SECTION 8.02. Subject to the provisions of Sections 7.01, 7.02 and 9.05, the fact and date of the execution of any instrument by a Holder of Debt Securities or his agent or proxy may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded within the United States of America or territories, commonwealths, or possessions thereof that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, provided that the Trustee may require such additional proof as it shall deem reasonable. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Debt Security of any series, and the identifying number of such Debt Security and the date of his holding the same, may be proved by the production of such Debt Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer satisfactory to the Trustee wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Debt Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Debt Securities of one or more series specified therein. The holding by the person named in any such certificate of any Debt Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Debt Securities shall be produced, or (2) the Debt Security of such series specified in such certificate shall be produced by some other person, or (3) the Debt Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 7.01, 7.02 and 9.05, the fact and date of the execution of any such instrument and the amount and numbers of Debt Securities of any series held by the person so executing such instrument and the amount and numbers of any Debt Security or Debt Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

     In the case of Registered Debt Securities, the ownership of Debt Securities shall be proved by the Debt Security Register or by a certificate of the registrar thereof.

The record of any Holders' meeting shall be proved in the manner provided in
Section 9.06.

     SECTION 8.03 Prior to due presentment for registration of transfer of any Debt Security, the Company, the Trustee, any Authenticating Agent, any paying agent and any Debt Security registrar may deem and treat the Holder of any Unregistered Debt Security, and the Holder of any coupon and the person in whose name any Unregistered Debt Security shall be registered upon the Debt Security Register for that series as the absolute owner of such Debt Security or coupon (whether or not such Debt Security or coupon shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company, any Debt Security registrar or the Trustee) for the purpose of receiving payment of or on account thereof and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

     SECTION 8.04. In determining whether the Holders of the requisite aggregate principal amount of Debt Securities have concurred in any demand or request, the giving of any notice, direction, consent or waiver or the taking of any other action under this Indenture, Debt Securities which are owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Debt Securities which the Trustee knows are so owned shall be so disregarded.

     SECTION 8.05. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Debt Security which is shown by the evidence to be included in the Debt Securities the Holders of which have joined in such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Debt Securities specified in this indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Debt Securities.


                                  ARTICLE NINE.
                               HOLDERS' MEETINGS.

     SECTION 9.01. A meeting of Holders of Debt Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Six;

          (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Debt Securities of any or all series, as the case may be, under any other provision of this indenture or under applicable law.

      SECTION 9.02. The Trustee may at any time call a meeting of Holders of Debt Securities of any or all series to take any action specified in Section 9.01, such meeting to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Debt Securities of each series affected, in the manner and to the extent provided in Section 14.05, not less than 20 nor more than 180 days prior to the date fixed for the meeting; provided, however, that publication shall occur at least twice, with the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     SECTION 9.03. In case at any time the Company, pursuant to a resolution of the Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Debt Securities of any or all series then Outstanding, shall have requested the Trustee in writing to call a meeting of Holders to take any action authorized in Section 9.01, which request shall set forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request then the Company or the Holders of the percentage in aggregate principal amount of the Debt Securities above specified may determine the time and the place for such meeting and may call such meeting by mailing or publishing notice thereof as provided in Section 9.02.

     SECTION 9.04. To be entitled to vote at any meeting of Holders a Person shall be a Holder of one or more Debt Securities of any or all series, as the case may be, with respect to which such meeting is being held or a Person appointed by an instrument in writing as proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 9.05. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Debt Securities and of the appointment of proxies in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and in regard to such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in Section 8.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company satisfactory to the Trustee.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 8.04, at any meeting each Holder of Debt Securities with respect to which such meeting is being held or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Debt Securities held or represented by each Holder, provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder or proxy. At any meeting of Holders, the presence of persons holding or representing Debt Securities in an aggregate principal amount sufficient to take action on any business for the transaction of which such meeting was called shall constitute a quorum.

     Any meeting of Holders duly called pursuant to the provisions of Section
9.02 or 9.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate principal amount of the Debt Securities of any or all series, as the case may be, represented at the meeting and entitled to vote, whether or not a quorum be then present at such meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 9.06. The vote upon any resolution submitted to any meeting of Holders of Debt Securities with respect to which such meeting is being held or represented by them shall be by written ballots on which shall be subscribed the signatures of the Holders or proxies and the serial number or numbers and principal amount of the Debt Securities of each series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved


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                                       60


by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE TEN.
                            SUPPLEMENTAL INDENTURES.

     SECTION 10.01. The Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) for one or more of the following purposes:

     (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

     (b) to add to the covenants or agreements herein such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series of Debt Securities stating that such covenants are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Debt Securities to waive such default, and

     (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of any Holder;

     (d) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.02; and

     (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.11.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Debt Securities at the time Outstanding.

     SECTION 10.02. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than 662/3% in aggregate principal amount of the Outstanding Debt Securities of all series issued under the Indenture which are affected by the modification or amendment (voting as one class), the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution of such supplemental indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debt Securities of each such series, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debt Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof without the consent of the Holder of each Debt Security so affected, or (ii) change the aforesaid percentage of Debt Securities, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Debt Securities affected then Outstanding.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect rights under this Indenture of the Holders of Debt Securities of any other series.

     Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of


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                                       62


the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

     It shall not be necessary for the Holders under this Section 10.02 to consent to the particular form of any proposed supplemental indenture, but it shall be sufficient if they consent to the substance thereof.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 10.02, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, to all Holders of Debt Securities affected in the manner and to the extent provided in Section 14.05. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 10.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten or of Section 4.03, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.

     SECTION 10.04. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. New Debt Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification or amendment of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debt Securities of that series then Outstanding.

                                 ARTICLE ELEVEN.
                      CONSOLIDATION, MERGER, OR CONVEYANCE.

     SECTION 11.01. Subject to the provisions of Section 4.03, nothing contained in this Indenture or in any of the Debt Securities shall prevent any consolidation of the Company with, or merger of the Company into, any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Debt Securities and any coupons appurtenant thereto, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation (unless the Company shall be the surviving corporation), or into which the Company shall have been merged, or which shall have acquired such property. In the event of the sale by the Company of its properties and assets as, or substantially as, an entirety upon the terms and conditions of this Section and Section 4.03, the Company shall be released from all its liabilities and obligations hereunder and under the Debt Securities and coupons, if any.

     SECTION 11.02. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and shall deliver any Debt Securities, together with any coupons appurtenant thereto, which previously shall have been signed and delivered by the officers Company to the Trustee for authentication and any Debt Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form may be made in the Debt Securities thereafter to be issued as may be appropriate.

     Subject to the provisions of Section 4.03, nothing contained in this Indenture or in any of the Debt Securities shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

     SECTION 11.03. The Company covenants and agrees that if it shall consolidate, merge, sell, or convey its properties as an entirety or substantially as an entirety, the Company will promptly furnish to the Trustee:

          (1) an Officers' Certificate;

          (2) an executed counterpart of any instrument or instruments executed by the Company or the successor corporation in the performance of such covenants; and

          (3) an Opinion of Counsel.

     Subject the provisions of Section 7.01, the Trustee may receive and be entitled to rely on an Opinion of Counsel conforming to the requirements of
Section 14.06 as conclusive evidence that any such consolidation, merger, sale or conveyance and any such supplemental indenture or other instrument or instruments comply with the provisions of this Article Eleven.


                                 ARTICLE TWELVE.
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS.

     SECTION 12.01. If at any time (a) the Company shall have paid or caused to be paid the principal of and interest on all the Debt Securities of any series Outstanding, and any coupons appurtenant thereto, as and when the same shall have become due and payable, or (b) the Company shall have delivered to the Trustee for cancellation all the Debt Securities of any series theretofore authenticated and all unmatured coupons appurtenant thereto (other than any Debt Securities of that series (and appurtenant coupons) which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07), or (c) (i) all the Debt Securities of any series and coupons appurtenant to such Debt Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 12.04 or moneys paid to any state pursuant to its unclaimed property or similar laws) or direct obligations of the United States or any agency thereof backed by the full faith and credit of the United States, maturing as to principal and interest in such amounts and at such times as will assure the availability of cash sufficient to pay at maturity or upon redemption all Debt Securities of that series and all coupons appurtenant to such Debt Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in any such case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to Debt Securities of such series and coupons appurtenant to such Debt Securities (except as to (i) rights of registration of transfer and exchange, and the Company's right of optional redemption (if any), (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Debt Securities or coupons, (iii) rights of Holders to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Holders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) and the Trustee, on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the satisfaction and discharge of this Indenture, the Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debt Securities.

     SECTION 12.02. All moneys deposited with the Trustee pursuant to Section
12.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the Holders of the particular Debt Securities of that series, and any coupons appurtenant thereto, for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     SECTION 12.03. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 12.04. Any moneys deposited with or paid to the Trustee pursuant to any provision of this Indenture for payment of the principal of (and premium, if any) or interest on Debt Securities or coupons and not applied but remaining unclaimed by the Holders of Debt Securities or coupons for three years after the date upon which the principal of (and premium, if any) or interest on such Debt Securities or coupons, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the

Holder of any of the Debt Securities or coupons shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.


                                ARTICLE THIRTEEN.
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS.

     SECTION 13.01. NO recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debt Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debt Securities and coupons.


                                ARTICLE FOURTEEN.
                            MISCELLANEOUS PROVISIONS.

     SECTION 14.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 14.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and eject by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 14.03. The Company by instrument in writing executed by authority of the Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Company and thereupon such power or right so surrendered shall terminate both as to the Company and as to any successor corporation.

     SECTION 14.04. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debt Securities to or on the Company may be given or served by being deposited postage prepaid in a post office box addressed (until another address is filed by the Company with the Trustee) as follows: (general Mills, Inc., P.O. BOX 1113, Minneapolis, Minnesota 55440, Attention: Treasurer. Any notice, direction, request or demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes if given or made in writing at the Principal Corporate Trust Office of the Trustee.

     SECTION 14.05. Where this Indenture or any of the Debt Securities provides for notice to Holders of any event, (1) if any of the Debt Securities affected by such event are Registered Debt Securities, such notice shall be sufficiently given (unless otherwise herein or in such Debt Securities expressly provided) if in writing and mailed, first-class, postage prepaid, to each Registered Holder of such Debt Securities, at such Holder's address as it appears in the Debt Security Register, not later than the latest date, and not earlier than the earliest date prescribed for the giving of such notice and (2) if any of the Debt Securities affected by such event are Unregistered Debt Securities, such notice shall be sufficiently given (unless otherwise herein or in such Debt Securities expressly provided) (a) to the Holders of Unregistered Debt Securities who have filed their names and addresses pursuant to clause (ii) of subparagraph (c) of Section 5.04(C), if in writing and mailed, first-class, postage prepaid, to each such Unregistered Holder at such Holder's address as so furnished to the Trustee, and (b) to all other Holders of Unregistered Debt Securities, if published once in an Authorized Newspaper in each Place of Payment provided for such Debt Securities pursuant to Section 2.02, in each case, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver

     In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by any Debt Security or this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to the Holders of Debt Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

     SECTION 14.06 Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 14.07. If the date of maturity of interest on or principal of the Debt Securities or the date fixed for redemption of any Debt Security shall be in the City of New York, New York, the City of Chicago, Illinois, or any other Place of Payment a day on which banking institutions are authorized or obligated by law to close, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding day not in said City of New York, New York, City of Chicago, Illinois, and Place of Payment, respectively, a legal holiday or a day on which banking institutions are authorized or obligated by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 14.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

     SECTION 14.09. This Indenture and each Debt Security issued hereunder shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

     SECTION 14.10. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, the party of the second part, hereby accepts the trust in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, GENERAL MILLS, INC., the party of the first part, has caused this Indenture to be signed, acknowledged and delivered by its Chairman of the Board, Executive Vice President-Chief Financial Officer or Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or an Assistant Secretary; and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, the party of the second part, has caused this Indenture to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                   GENERAL MILLS, INC.
(CORPORATE SEAL)

                                                   By: /s/ James L. Weaver
                                                   Vice President-Treasurer

Attest:
/s/ James M. Neville



                                                   CONTINENTAL ILLINOIS NATIONAL
                                                   BANK AND TRUST COMPANY
                                                   OF CHICAGO, as Trustee
(CORPORATE SEAL)

                                                   By: /s/ Richard L. LaVarnway
                                                       Second Vice President

Attest:
/s/ E.D. Butler
Trust Officer


STATE OF MINNESOTA         }        ss:
COUNTY OF HENNEPIN         }

     On the 9th day of August, in the year one thousand nine hundred eighty-two, before me appeared James L. Weaver, to me personally known, who, being by me duly sworn, did say that he resides at 4235 DuPont Ave. S., Minneapolis, Minn.; that he is a Vice President-Treasurer of GENERAL MILLS, INC., one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                          /s/ IVY S. BERNHARDSON
                                                          Notary Public

STATE OF ILLINOIS          }        ss:
COUNTY OF COOK             }

     On the 4th day of August, in the year one thousand nine hundred eighty-two, before me appeared Richard L. LaVarnway, to me personally known, who, being by me duly sworn, did say that he resides at (Glendale Heights, Ill.; that he is a Second Vice President of CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                                          /s/ NANCY STEVENS
                                                          Notary Public

                               GENERAL MILLS, INC.
                          SUPPLEMENTAL INDENTURE NO. 1
                            DATED AS OF JULY 27, 1982
                                    SERIES OF
                  MONEY MULTIPLIER NOTES (ZERO COUPON) DUE 1988
                                  $100,000,000

     Supplemental Indenture No. 1 dated as of July 27, 1982, between GENERAL MILL,S, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF Chicago, a national banking association duly organized and existing under the laws of the United States of America (hereinafter sometimes referred to as the "Trustee"),

WITNESSETH:

     The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

     Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities of any series of Debt Securities as permitted by Section 2.02 of the Indenture.

     Section 2.02 of the Indenture provides for Debt Securities of any series to be established pursuant to an indenture supplemental to the Indenture.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such series of Debt Securities, as follows:


                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS.

     SECTION 1.01. This Supplemental Indenture No. 1 constitutes an integral part of the Indenture.

     SECTION 1.02. For all purposes of this Supplemental Indenture:

          (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

          (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 1; and

          (3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                               THE SERIES OF NOTES

     SECTION 2.01. There shall be a series of Debt Securities designated the "Money Multiplier Notes (Zero Coupon) Due 1988" (the "Notes"). The Notes shall be Original Issue Discount Securities and shall be limited to $100,000,000 aggregate principal amount. The initial public offering price of each Note shall be 50% of its principal amount payable at maturity.

     SECTION 2.02. The principal amount of the Notes shall be payable on January 4, 1988.

     SECTION 2.03. There shall be no periodic payments of interest on the Notes.

     SECTION 2.04. The Yield to Maturity on the Notes shall be 13.30% per annum, which Yield to Maturity shall be the rate of interest payable on any overdue principal of the Notes pursuant to Section 6.02 of the indenture. Interest on any such overdue principal shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 2.05. The Places of Payment for the Notes shall be the City of Chicago, Illinois and the City of New York, New York. The Trustee and Morgan Guaranty Trust Company of New York shall be the paying agents for the Notes.

     SECTION 2.06. The Notes shall be subject to redemption at the option of the Company at their principal amount at any time prior to maturity. The Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any sinking fund.

     SECTION 2.07. The Notes shall be issued in denominations of $1,000, $5,000, $25,000 and $100,000. In addition, Notes in certain denominations in excess of $100,000 shall be available to securities depositories registered as clearing agencies under the Securities Exchange Act of 1934.

     SECTION 2.08. The amount which shall be payable upon declaration of acceleration of maturity pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture shall be the initial public offering price of each Note plus the portion of the original issue discount attributable ratably on a daily basis to the period from the date of issue to the date of declaration. Upon payment of such amount following such acceleration or bankruptcy, all of the Company's obligations it in respect of payment of the principal of such Note shall terminate.

     SECTION 2.09. The Notes shall be issued in bearer form, without coupon, and shall be transferable by delivery. The Company, the Trustee and the Authenticating Agent and co-paying agent may treat the bearer of a Note as the Holder and absolute owner thereof without regard to any notice to the contrary.

     SECTION 2.10. Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes of different authorized denominations upon surrender of such Notes, with a request for such exchange, at the designated office of the Trustee in the City of Chicago, Illinois or at the designated office of the Authenticating Agent in the City of New York, New York.

     SECTION 2.11. The Notes shall be in the form attached as Exhibit A hereto.

     SECTION 2.12. The dates on which the Company shall provide information regarding the Holders of the Notes to the Trustee pursuant to Section 5.01 of the Indenture shall be June 15 and December 15 of every year, commencing on December 15, 1982, for so long as any of the Notes are Outstanding. Such information shall be current as of the previous June 1 or December 1, as the case may be.

     IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 1 to be signed, acknowledged and delivered by its Chairman of the Board, Executive Vice President-Chief Financial Officer or Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO has caused this Supplemental Indenture No. 1 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                    GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                    By: /s/ JAMES L. WEAVER
                                                        VICE PRESIDENT-TREASURER

ATTEST:

/s/ JAMES M. NEVILLE
     SECRETARY

                                                    CONTINENTAL ILLINOIS
                                                           NATIONAL BANK AND
                                                           TRUST COMPANY
                                                           OF CHICAGO,
                                                                  as Trustee

[CORPORATE SEAL]

                                                    By: /s/ RICHARD L. LAVARNWAY
                                                        SECOND VICE PRESIDENT

Attest:

/s/ E.D. BUTLER
 TRUST OFFICER

                               GENERAL MILLS, INC.

                          SUPPLEMENTAL INDENTURE NO. 2

                           DATED AS OF AUGUST 23, 1982
                                    SERIES OF
                        12 5/8% NOTES DUE AUGUST 15, 1985
                                   $50,000,000

         Supplemental Indenture No. 2 dated as of August 23, 1982, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America (hereinafter sometimes referred to as the "Trustee"),

                              W I T N E S S E T H:

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities of any series of Debt Securities as permitted by Section 2.02 of the Indenture.

         Section 2.02 of the Indenture provides for Debt Securities of any Series to be established pursuant to an indenture supplemental to the Indenture.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such series of Debt Securities, as follows:


                                   ARTICLE ONE
                       Relation to Indenture; Definitions.

         Section 1.01. This Supplemental Indenture No. 2 constitutes an integral part of the Indenture.

         Section 1.02. For all purposes of this- Supplemental Indenture:

                  (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 2; and

                  (3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                               The Series of Notes

         Section 2.01. There shall be a series of Debt Securities designated the "12 5/8% Notes due August 15, 1985" (the "Notes"). The Notes shall be limited to $50,000,000 aggregate principal amount. The original issue date of the Notes shall be August 24, 1982.

         Section 2.02. The principal on the Notes shall be payable on August 15, 1985.

         Section 2.03. The rate of interest on the Notes shall be 12 5/8% per annum, which interest shall be payable semiannually on February 15 and August 15, for so long as the Notes are outstanding, commencing on February 15, 1983. Interest payable on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 2.04. The rate of interest payable on any overdue principal of the Notes pursuant to Section 6.02 of the Indenture shall be 12 5/8% per annum. Interest on any such overdue principal shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 2.05. The Places of Payment for the Notes shall be the City of Chicago, Illinois and the City of New York, New York. The Trustee and Morgan Guaranty Trust Company of New York shall be the paying agents for the Notes.

         Section 2.06. The Notes shall not be subject to redemption at any time prior to maturity. The Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any sinking fund.

         Section 2.07. The amount which shall be payable upon declaration of acceleration of maturity pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture shall be the entire principal amount of the Notes plus accrued interest thereon. Upon payment of such amount following such acceleration or bankruptcy, all of the Company's obligations in respect of payment of the principal of and interest on such Note shall terminate.

         Section 2.08. The Notes shall be issued in registered form, without coupon, and shall be transferable as provided in Article Two of the Indenture.

         Section 2.09. Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes of different authorized denominations upon surrender of such Notes, with a request for such exchange, at the designated office of the Trustee in the City of Chicago, Illinois or at the designated office of the Authenticating Agent in the City of New York, New York.

         Section 2.10. The dates on which the Company shall provide information regarding the Holders of the Notes to the Trustee pursuant to Section 5.01 of the Indenture shall be February 15 and August 15 of every year, commencing on February 15, 1983, for so long as any of the Notes are Outstanding. Such information shall be current as of the previous January 31 or July 31, as the case may be.

         Section 2.11. Prior to due presentment for registration of transfer of any Note, the Company, the Trustee, any Authenticating Agent, any paying agent and any Debt Security registrar may deem and treat the Holder of such Note as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company, any Debt Security registrar or the Trustee) for the purpose of receiving payment of or on account thereof and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Debt Securities registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

         Section 2.12. The Notes shall be in the form attached as Exhibit A hereto.

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 2 to be signed, acknowledged and delivered by its Chairman of the Board, Executive Vice President-Treasurer-Chief Financial Officer or Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO has caused this Supplemental Indenture No. 2 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                    GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                    By: /s/ JAMES L. WEAVER
                                                        VICE PRESIDENT-TREASURER

ATTEST:

/s/ JAMES M. NEVILLE
       SECRETARY

                                                    CONTINENTAL ILLINOIS
                                                           NATIONAL BANK AND
                                                           TRUST COMPANY
                                                           OF CHICAGO,
                                                                  as Trustee

[CORPORATE SEAL]

                                                    By: /s/ RICHARD L. LAVARNWAY
                                                        SECOND VICE PRESIDENT

 Attest:

/s/ E.D. BUTLER
 TRUST OFFICER

STATE OF MINNESOTA
                     ss.:
COUNTY OF HENNEPIN

         On the 20th day of August, in the year one thousand nine hundred eighty-two before me appeared J.L. Weaver to me personally known, who, being by me duly sworn, did say that he resides at Minneapolis, Minnesota, that he is a Vice President-Treasurer of GENERAL MILLS, INC., one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                          /s/ IVY S. BERNHARDSON
                                                       NOTARY PUBLIC - MINNESOTA
                                                                 HENNEPIN COUNTY
                                            My Commission Expires Sept. 28, 1985


STATE OF NEW YORK
                     SS.:
COUNTY OF NEW YORK

         On the 24th day of August, in the year one thousand nine hundred eighty-two, before me appeared Richard L. LaVarnway to me personally known, who, being by me duly sworn, did say that he resides at 42 Campbell Dr., Glendale Heights, IL that he is a Vice President of CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; the it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                             /s/ DORIS J. BAILER
                                                NOTARY PUBLIC, State of New York
                                                                 No 24 - 0284525
                                                       Qualified in Kings County
                                                  Cert. filed in New York County
                                               Commission Expires March 30, 1983

                               GENERAL MILLS, INC.

                          SUPPLEMENTAL INDENTURE NO. 3
                          DATED AS OF OCTOBER 18, 1982
                                    SERIES OF
                       10 3/8% NOTES DUE OCTOBER 15, 1984
                                   $50,000,000

         Supplemental Indenture No. 3 dated as of October 18, 1982, between GENERAL MILLS, INC., a corporation ORGANIZED and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America (hereinafter sometimes referred to as the "Trustee"),

                              W I T N E S S E T H.:

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities of any series of Debt Securities as permitted by Section 2.02 of the Indenture.

         Section 2.02 of the Indenture provides for Debt Securities of any series to be established pursuant to an indenture supplemental to the Indenture.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such series of Debt Securities, as follows:


                                   ARTICLE ONE
                       Relation to Indenture; Definitions

         Section 1.01. This Supplemental Indenture No. 3 constitutes an integral part of the Indenture.

         Section 1.02. For all purposes of this Supplemental Indenture:

                  (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 3; and

                  (3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                               The Series of Notes

         Section 2.01. There shall be a series of Debt Securities designated the "10 3/8% Notes due October 15, 1984" (the "Notes"). The Notes shall be limited to $50,000,000 aggregate principal amount. The original issue date of the Notes shall be October 19, 1982.

         Section 2.02. The principal on the Notes shall be payable on October 15, 1984.

         Section 2.03. The rate of interest on the Notes shall be 10 3/8% per annum, payable on each Note from the April 15 or October 15, as the case may be, next preceding the date of such Note to which interest on the Notes has been paid or, if no interest has been paid on the Notes since the original issue date, from October 15, 1982. Interest shall be payable semi-annually on April 15 and October 15 to the person in whose name each Note is registered at the close of business on the last day of the month next preceding such April 15 or October 15, whether or not such day is a business day, for so long as the Notes are outstanding, commencing on April 15, 1983. Interest payable on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 2.04. The rate of interest payable on any overdue principal of the Notes pursuant to Section 6.02 of the Indenture shall be 10 3/8% per annum. Interest on any such overdue principal shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 2.05. The Places of Payment for the Notes shall be the City of Chicago, Illinois and the City of New York, New York. The Trustee and Morgan Guaranty Trust Company of New York shall be the paying agents for the Notes.

         Section 2.06. The Notes shall not be subject to redemption at any time prior to maturity. The Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any sinking fund.

         Section 2.07. The amount which shall be payable upon declaration of acceleration of maturity pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture shall be the entire principal amount of the Notes plus accrued interest thereon. Upon payment of such amount following such acceleration or bankruptcy, all of the Company's obligations in respect of payment of the principal of and interest on such Note shall terminate.

         Section 2.08. The Notes shall be issued in registered form, without coupon, and shall be transferable as provided in Article Two of the Indenture.

         Section 2.09. Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes of different authorized denominations upon surrender of such Notes, with a request for such exchange, at the designated office of the Trustee in the City of Chicago, Illinois or at the designated office of the Authenticating Agent in the City of New York, New York.

         Section 2.10. The dates on which the Company shall provide information regarding the Holders of the Notes to the Trustee pursuant to Section 5.01 of the Indenture shall be April 15 and October 15 of every year, commencing on April 15, 1983, for so long as any of the Notes are Outstanding. Such information shall be current as of the previous March 31 or September 30, as the case may be.

         Section 2.11. Prior to due presentment for registration of transfer of any Note, the Company, the Trustee, any Authenticating Agent, any paying agent and any Debt Security registrar may deem and treat the Holder of such Note as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company, any Debt Security registrar or the Trustee) for the purpose of receiving payment of or on account thereof and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any Debt Security registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Note.

         Section 2.12. The Notes shall be in the form attached as Exhibit A hereto.

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 3 to be signed, acknowledged and delivered by its Chairman of the Board, Executive Vice President-Chief Financial Officer or Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO has caused this Supplemental Indenture No. 3 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                    GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                    By: /s/ J.L. WEAVER

ATTEST: /s/ JAMES M. NEVILLE
      SECRETARY

                                                    CONTINENTAL ILLINOIS
                                                          NATIONAL BANK AND
                                                          TRUST COMPANY
                                                          OF CHICAGO,
                                                                 as Trustee

[CORPORATE SEAL]

                                                    By: /s/ RICHARD L. LAVARNWAY
                                                        SECOND VICE PRESIDENT

Attest: /s/ L.M. HACKETT
   2ND VICE PRESIDENT

STATE OF MINNESOTA
                    ss.:
COUNTY OF HENNEPIN

         On the 14th day of October, in the year one thousand, nine hundred eighty-two, before me appeared J.L. Weaver to me personally known, who, being by me duly sown, did say that he resides at Minneapolis, Minnesota, that he is a Vice President-Treasurer of GENERAL MILLS, INC., one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                              IVY S. BERNHARDSON
                                                       NOTARY PUBLIC - MINNESOTA
                                                                 HENNEPIN COUNTY
                                            My Commission Expires Sept. 28, 1985


         On the 18th day of October, in the year one thousand nine hundred eighty-two, before me appeared Richard L. LaVarnway to me personally known, who, being by me duly sworn, did say that he resides at 42 Campbell Dr., Glendale Heights, IL that he is a 2nd Vice President of CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; the it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                                 DORIS J. BAILER
                                                NOTARY PUBLIC, State of New York
                                                                 No 24 - 0284525
                                                       Qualified in Kings County
                                                  Cert. filed in New York County
                                               Commission Expires March 30, 1983

                               GENERAL MILLS, INC.
                          SUPPLEMENTAL INDENTURE NO. 4
                            DATED AS OF JULY 8, 1987
                                  A$100,000,000
                  14% AUSTRALIAN DOLLAR NOTES DUE JULY 27, 1990

         Supplemental Indenture No. 4 dated as of July 8, 1987, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America (hereinafter sometimes referred to as the "Trustee"),

                              W I T N E S S E T H:

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indentures).

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Debt Securities of any series of Debt Securities as permitted by Sections 2.01 and 2.02 of the Indenture and to cure any ambiguity or to correct or supplement any provision contained in the Indenture or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained in the Indenture or any Supplemental Indenture or to make such other provisions in regard to matters or questions &rising under this Indenture as shall not adversely affect the interest of any Holder.

         Section 2.02 of the Indenture provides for Debt Securities of any Series to be established pursuant to an indenture supplemental to the Indenture.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such series of Debt Securities, as follows:


                                   ARTICLE ONE
                       Relation to Indenture; Definitions.

         Section 1.01. This Supplemental Indenture No. 4 constitutes an integral part of the Indenture.

         Section 1.02. For all purposes of this Supplemental Indenture:

                  (1) Capitalized teems used herein without definition shall have the meanings specified in the Indenture;

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 4; and

                  (3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                               The Series of Notes

         Section 2.01. There shall be a series of Debt Securities designated the 14% Australian Dollar Notes Due July 27, 1990 (the "Notes"). The Notes shall be limited to One Hundred Million Australian Dollars (A$100,000,000) in aggregate principal amount (except for the Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other notes pursuant to Sections 2.05, 2.06, 2.07, 3.04 or 10.04 of the Indenture). The original issue date of the Notes shell be July 27, 1987.

         Section 2.02. The principal of the Notes shall be payable on July 27, 1990.

         Section 2.03. The rate of interest on the Notes shall be 14% per annum, which interest shall be payable semi-annually on January 27 and July 27 for so long as the Notes are outstanding, commencing on January 27, 1988. Interest payable on the Notes shall be computed on the basis of 360-day year of twelve 30-day months. Interest shall accrue commencing on July 27, 1987. Interest so payable shall be paid to the person in whose name the Notes are registered at the close of business on the immediately preceding January 12 or July 12, respectively.

         Section 2.04. The rate of interest payable on any overdue principal of the Notes pursuant to Section 6.02 of the Indenture shall be 14% per annum. Interest on any such overdue principal shall be computed on the basis of a 360day year of twelve 30-day months.

         Section 2.05. The Place of Payment for the principal of the Notes shall be Chicago, Illinois and New York, New York. Interest on the Notes will be paid by check, draft, or wire, as specified. The Trustee shall be the paying agent for the Notes.

         Section 2.06. The Notes shall not be subject to redemption at any time prior to maturity. The Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any sinking fund.

         Section 2.07. The Notes shall be issued in registered form, without coupons, in denominations of A$10,000 and integral multiples of A$10,000 in excess thereof, and shall be transferable as provided in Article Two of the Indenture.

         Section 2.08. Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes of different authorized denominations upon surrender of such Notes, with a request for such exchange, at the designated office of the Trustee in the City of Chicago, Illinois.

         Section 2.09. The principal of and interest on the Notes is payable by the Company in Australian dollars. However, the Exchange Rate Agent wail convert &11 payments of principal of and interest on the Notes to U.S. dollars, unless the Holder elects to receive such payments in Australian dollars as described below. The U.S. dollar amount to be received by a Holder not electing to receive Australian dollars will be based on the highest bid quotation received by the Exchange Rate Agent from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) at approximately 11:00 a.m. New York City time on the second Business Day preceding the applicable payment date for the purchase by the quoting dealer of Australian dollars for U.S. dollars for settlement on such payment date in the aggregate amount of Australian dollars payable to all Holders receiving U.S. dollar payments (eg. Holders who have not elected to receive Australian dollars) and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payment may be made in Australian dollars. All currency exchange costs will be borne by the Holder by deductions from such payments. The Exchange Rate Agent shall be appointed by the Company with the consent of the Trustee, which consent shall not be unreasonably withheld.

         Section 2.10. The Notes shell be in the form attached as Exhibit A hereto.

         Section 2.11. All other terms in the Notes as set forth in Exhibit A.

         Section 2.12. The term "Business Day" as defined in Section 1.01 of the Indenture, for the purposes of this Series of Notes, shall mean a day which is not a Saturday or a Sunday and which is neither & legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in Sydney, Australia; London, England; New York, New York; or Chicago, Illinois. If a date fixed for payment of interest or principal of the Notes is not a Business Day, then payment of interest or principal shall be made on the next succeeding Business Day.


                                  ARTICLE THREE
                           Amendments to the Indenture

         Section 3.01. Section 2.02 of the Indenture is amended to add the following subsection: "(14) if other than United States dollars, the currency or currencies in which the Debt Securities shall be issuable."

         Section 3.02. The term "Business Day" in Article One, Section 1.01 of the Indenture is amended to read as follows: "The term 'Business Day' means any day other than a day on which banking institutions in the City of Chicago, Illinois, or the applicable Place of Payment are authorized or required by law to close, and as may be otherwise specified in a supplemental indenture establishing the terms of & particular series of Debt Securities."

         Section 3.03. Article Eight is amended to add the following as new
Section 8.06: "Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Debt Securities are denominated in the same coin or currency, or (ii) any distribution to Holders of Debt Securities, unless otherwise specified as contemplated by Section 3.01 for Debt Securities of such series. any amount in respect of any Debt Security denominated in & coin or currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in absence of such written notice, as the Trustee may determine."

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 4 to be signed, acknowledged and delivered by its Chairman of the Board, Vice Chairman of the Board and Chief Financial Officer or Senior Vice President-Treasurer and its corporate seal to be affixed hereto and the same to be attested by its Secretary or an Assistant Secretary; and CONTINENTAL ILLINOIS NATIONAL BANK AND TRUST COMPANY OF CHICAGO has caused this Supplemental Indenture No. 4 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Second Vice Presidents, all as of the day and year first written above.

                                      GENERAL MILLS, INC.

[CORPORATE SEAL]

                                      By:        /s/ D.E. KELBY
                                          ------------------------------
                                      Name:  D.E. Kelby
                                      Title: Senior Vice President and Treasurer

ATTEST:  /s/ B.L. ROSENBERG


                                      CONTINENTAL ILLINOIS
                                      NATIONAL BANK AND
                                      TRUST COMPANY
                                      OF CHICAGO,
                                                                as Trustee

[CORPORATE SEAL]

                                      By:     /s/ THOMAS H. RANSOM
                                          ------------------------------
                                              Name:  Thomas H. Ransom
                                              Title: Vice President

Attest: /s/ LAWRENCE M. HACKETT

                              GENERAL MILLS , INC.
                          SUPPLEMENTAL INDENTURE NO. 5
                            DATED AS OF APRIL 1, 1989

         Supplemental Indenture No. 5 dated as of April 1, 1989, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and CONTINENTAL BANK N.A., a national banking association duly organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H :

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         The Company desires to amend the Indenture to provide for the issuance of Debt Securities of a series on a continuous basis and with differing terms and to expressly provide that the Debt Securities of such series may be denominated in currencies other than the currency of the United States of America or may provide that the amount of payments of principal of and any premium or interest thereon may be determined with reference to an index.

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to amend such Indenture by creating such provisions as shall not adversely affect the interests of any Holder.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of such series thereof, as follows:


                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

         SECTION 1.01. This Supplemental Indenture No. 5 constitutes an integral part of the Indenture.

         SECTION 1.02. For all purposes of this Supplemental Indenture:

                  (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

                  (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 5; and

                  (3) The terms "hereof", "herein", "hereby", "hereto", "hereunder" and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                      PROVISIONS APPLICABLE EXCLUSIVELY TO
                         THE SERIES OF MEDIUM-TERM NOTES

         SECTION 2.01. There shall be a series of Debt Securities designated the "Medium-Term Notes" (the "Notes"). The Notes shall be limited to an aggregate principal amount resulting in not more than U.S. $229,620,000 of proceeds to the Company (or the equivalent thereof, determined as of the respective dates of issuance of Notes, in any other currency or currencies) and shall be issued at any time or from time to time.

         SECTION 2.02. Each Note shall have the particular terms (which need not be substantially identical to the terms of any other Notes) established in accordance with or as contemplated by this Section 2.02. Each fixed rate Note ("Fixed Rate Note") shall be in substantially the form attached as Exhibit A hereto, and each floating rate Note ("Floating Rate Note") shall be in substantially the form attached as Exhibit B hereto.

         Each of the Chairman of the Board, the President, the Chief Financial Officer and the Treasurer (each an "Authorized Officer") may, at any time and from time to time, on behalf of the Company, authorize the issuance of Notes and in connection therewith establish, or, if all of the Notes of such series may not be originally issued at one time, to the extent deemed appropriate prescribe the manner of determining within any limitations established by such Authorized Officer (subject in either case to the limitations set forth in this Supplemental Indenture and the Indenture), the following:

                  (1) the date or dates on which the principal and premium, if any, of the Notes is payable;

                  (2) the rate or rates (or method by which determined) at which the Notes shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of registered Notes, the record dates for the determination of Holders to whom such interest is payable;

                  (3) if an Original Issue Discount Security, the Yield to Maturity;

                  (4) the price or prices at which, the period or periods within which and the terms and conditions upon which Notes may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (5) the obligation, if any, of the Company to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Notes shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (6) if other than denominations of $100,000 and integral multiples of $1,000 in excess thereof (or, in the case of any Note denominated in other than U.S. dollars, the amount of the Specified Currency (as defined below) for such Note which is equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day in The City of New York and the country issuing such Specified Currency (or, in the case of European Currency Units, in Brussels, Belgium) next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $100,000 (rounded down to an integral multiple of 10,000 units of such Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency), the denominations in which Notes shall be issuable;

                  (7) if the amount of payments of principal of and any premium or interest on the Notes may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (8) if other than the principal amount thereof, the portion of the principal amount of Notes which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture;

                  (9) any Events of Default with respect to the Notes, if not set forth in the Indenture;

                  (10) whether the Notes shall be issued in registered or bearer form, with or without coupons;

                  (11) whether the Notes shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes, which Depositary must be a clearing agency registered under the Securities Exchange Act of 1934;

                  (12) if other than United States dollars, the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Notes shall be payable (the "Specified Currency"); and

                  (13) any other terms of the Notes (which terms shall not be inconsistent with the provisions of this Supplemental Indenture or the Indenture).

         In connection with the Notes, the officers of the Company specified in the Indenture may execute and deliver one or more Officers' Certificates setting forth, or, if all of the Notes may not be originally issued at one time, to the extent deemed appropriate describing the manner of determining, the foregoing terms of the Notes, established or prescribed, as the case may be, in accordance with the foregoing.

         SECTION 2.03. The Places of Payment for the principal of the Notes shall be the City of Chicago, Illinois and The City of New York, New York. Interest, if any, on the Notes will be paid by check, draft or wire, as specified in the terms thereof. The Trustee shall be the paying agent ("Paying Agent") for the Notes.

         SECTION 2.04. Unless otherwise provided in the terms of a particular Note, definitive Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes denominated in the same Specified Currency and bearing interest (if any) at the same rate or having the same Yield to Maturity and Stated Maturity and of different authorized denominations upon surrender of such Notes with a request for such exchange at the designated office of the Trustee in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York.

         SECTION 2.05. Unless otherwise specified in a particular Note, payments of principal of (and premium, if any) and interest on each Note will be made in the applicable Specified Currency, provided, however, that payments of principal (and premium, IF any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the option of the Holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described below in this Section 2.05. If specified in a particular Note, the amount of principal payable on such Note will be determined by reference to an index or formula described therein.

         Unless otherwise specified in the terms of a Note, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date or at maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office or agency in the City of Chicago, Illinois or in The City of New York, New York on or prior to such Regular Record Date or the date 15 days prior to maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to maturity, as the case may be.

         Unless otherwise provided in the applicable Officers' Certificate, Continental Bank N.A. will be the Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Notes.

         Unless otherwise indicated in the terms of a particular Note, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the "Regular Record Date" with respect to any Fixed Rate Note shall be the March 1 and September 1 next preceding the March 15 and September 15 Interest Payment Dates.

         Unless otherwise indicated in the terms of a particular Note and except as provided below, interest will be payable, in the case of Floating Rate Notes which reset weekly, on the third Wednesday of March, June, September and December of each year: in the case of Floating Rate Notes which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as respectively indicated in such Notes); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in such Notes; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in such Notes (each an "Interest Payment Date"), and in each case, at maturity.

         Payments of interest on any Fixed Rate Note or Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates (as defined in a particular Note) with respect to any Floating Rate Note are weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

         With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid shall be calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor for a Floating Rate Note (expressed as a decimal) for each such day shall be computed either (i) by dividing the interest rate (expressed as a decimal) applicable to such date by 360 or (ii) by the actual number of days in the year, as specified in such Note. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.06. For the purposes of the Notes and this Section 2.06, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 2.02 hereof, and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes shall mean the respective Depositary with respect to particular Notes; and the term "Global Note" means a global certificate evidencing all or part of the series of Notes, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee.

         Notwithstanding Section 2.05 of the Indenture, except as otherwise specified as contemplated by Section 2.02 hereof, any Global Note shall be exchangeable only as provided in this paragraph. A Global Note shall be exchangeable pursuant to this Section if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (y) the Company in its sole discretion determines that all Global Notes then outstanding hereunder and under the Indenture shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented by such Global Note has occurred and is continuing. Any Global Note that is exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as such names are from time to time provided by the relevant participants in the Depositary holding such Global Note (as such participants are identified from time to time by such Depositary).

         No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Note shall not be entitled to receive physical delivery of Notes in definitive form and will not be considered the Holders thereof for any purpose under the Indenture or this Supplemental Indenture.

         Any Global Note that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Notes issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary that is the Holder of such Global Note shall direct.

         In the event that a Global Note is surrendered for redemption in part pursuant to Section 3.04 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

         The Trustee shall fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder or the Persons entitled to consent to any indenture supplemental to the Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract any such waiver previously given, or to consent to such supplemental indenture or to revoke any such consent previously given, as the case may be, whether or not such Holders remain Holders after such record date. No such waiver or consent shall be valid or effective for more than 90 days after such record date.

         The Agent Members shall have no rights under the Indenture or this Supplemental Indenture with respect to any Global Note held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any Agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

         SECTION 2.07. In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, the principal amount of a Note denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Note, of the principal amount (or, in the case of a Note which is an Original Issue Discount Security, the U.S. dollar equivalent on the date of the original issuance of such Note of the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture) of such Note; provided, however, that if such Holders are, pursuant to Section
6.06 of the Indenture, acting together with the Holders of other Debt Securities as a single class in giving any such request, demand, authorization, direction, notice, consent or waiver, the provisions of Section 8.06 of the Indenture shall instead govern such a determination with respect to such Notes, the provisions of this Section 2.07 notwithstanding.

         SECTION 2.08. References in the Indenture to the "Yield to Maturity" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective yields to maturity, calculated at the respective times of issuance of the particular Notes or, if applicable, at the respective most recent redeterminations of interest on such respective Notes and calculated in accordance with accepted financial practice. References in Article VI of the Indenture to the "rate" or "rate of interest" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective rates or rates of interest of the particular Notes.

         SECTION 2.09. Notwithstanding the provisions of Sections 2.03 and 14.06 of the Indenture, if all Notes are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and the Opinion of Counsel otherwise required pursuant to Section 14.06 or the written order of the Company otherwise required pursuant to Section 2.03 at or prior to the time of authentication of each Note if such documents are delivered at or prior to the

         SECTION 2.10. If any Debt Securities described in subsections (a), (b) or (c)(i) of Section 12.01 of the Indenture are Notes which are denominated in a currency or currencies other than United States dollars, then in order to satisfy the deposit conditions in subsection (c)(ii) of Section 12.01 with respect to any such Notes, the Company shall deposit or cause to be deposited as specified in Section 12.01 the required amount in the currency or currencies in which such Notes are denominated or in direct obligations of the sovereign nation or sovereign nations issuing such currency or currencies and denominated in such currency or currencies.


                                  ARTICLE THREE
                             AMENDMENT TO INDENTURE

         SECTION 3.01. Section 4.01 of the Indenture is hereby amended to read in its entirety:

         SECTION 4.01. The Company covenants and agrees for the benefit of the Holders of each series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on the Debt Securities of that series at the places, at the respective times and in the manner provided in such Debt Securities. Unless otherwise provided as contemplated by Section 2.02 with respect to any series of Debt Securities, each installment of interest on interest-bearing Registered Debt Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the Holders of such Registered Debt Securities entitled thereto as they shall appear on the Debt Security Register. The interest on Coupon Debt Securities shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary bearer Debt Securities shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Debt Securities for notation thereon of the payment of such interest. Unless otherwise provided as contemplated by Section

2.02 with respect to any series of Debt Securities, the interest on Registered Debt Securities shall be payable only to or upon the written order of the Holders thereof."

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 5 to be signed, acknowledged and delivered by its Chairman of the Board, President, Vice Chairman, Chief Financial and Administrative Officer or Senior Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL BANK N.A. has caused this Supplemental Indenture No. 5 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                   GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                   By:     /s/ D.E. KELBY
                                                       ----------------------
                                                   Title: Senior Vice President,
                                                                Treasurer
ATTEST: /s/ IVY S. BERNHARDSON
      ASSISTANT SECRETARY


                                                   CONTINENTAL BANK N.A.,
                                                               as Trustee

[CORPORATE SEAL]

                                                   By:    /s/
                                                       ----------------------
                                                       Title:  Vice President

Attest: /s/
     TRUST OFFICER

                               GENERAL MILLS, INC.
                          SUPPLEMENTAL INDENTURE NO. 6
                          DATED AS OF NOVEMBER 8, 1990

         Supplemental Indenture No. 6 dated as of November 8, 1990, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and CONTINENTAL BANK N.A., a national banking association duly organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H :

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         The Company desires to amend the Indenture to provide for the issuance of Debt Securities of a series on a continuous basis and with differing terms and to expressly provide that the Debt Securities of such series may be denominated in currencies other than the currency of the United States of America or may provide that the amount of payments of principal of and any premium or interest thereon may be determined with reference to an index.

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to amend such Indenture by creating such provisions as shall not adversely affect the interests of any Holder.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of such series thereof, as follows:


                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

         SECTION 1.01. This Supplemental Indenture No. 6 constitutes an integral part of the Indenture.

         SECTION 1.02. For all purposes of this Supplemental Indenture:

         (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

         (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 6; and

         (3) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                      PROVISIONS APPLICABLE EXCLUSIVELY TO
                         THE SERIES OF MEDIUM-TERM NOTES

         SECTION 2.01. There shall be a series of Debt Securities designated the "Medium-Term Notes - Series B" (the "Notes"). The Notes shall be limited to an aggregate principal amount resulting in not more than U.S. $300,000,000 of proceeds to the Company (or the equivalent thereof, determined as of the respective dates of issuance of Notes, in any other currency or currencies) and shall be issued at any time or from time to time.

         SECTION 2.02. Each Note shall have the particular terms (which need not be substantially identical to the terms of any other Notes) established in accordance with or as contemplated by this Section 2.02. Each fixed rate Note ("Fixed Rate Note") shall be in substantially the form attached hereto as Exhibit A; each floating rate Note ("Floating Rate Note") shall be in substantially the form attached hereto as Exhibit B; and each indexed Note ("Indexed Note") shall be in substantially the form attached hereto as Exhibit C.

         Each of the Chairman of the Board, the President, the Chief Financial Officer and the Treasurer (each an "Authorized Officer") may, at any time and from time to time, on behalf of the Company, authorize the issuance of Notes and in connection therewith establish, or, if all of the Notes of such series may not be originally issued at one time, to the extent deemed appropriate prescribe the manner of determining within any limitations established by such Authorized Officer (subject in either case to the limitations set forth in this Supplemental Indenture and the Indenture), the following:

         (1) the date or dates on which the principal and premium, if any, of the Notes is payable;

         (2) the rate or rates (or method by which determined) at which the Notes shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of registered Notes, the record dates for the determination of Holders to whom such interest is payable;

         (3) if an Original Issue Discount Security, the Yield to Maturity;

         (4) the price or prices at which, the period or periods within which and the terms and conditions upon which Notes may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

         (5) the obligation, if any, of the Company to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Notes shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (6) if other than denominations of $100,000 and integral multiples of $1,000 in excess thereof (or, in the case of any Note denominated in other than U.S. dollars, the amount of the Specified Currency (as defined below) for such Note which is equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day in The City of New York and the country issuing such Specified Currency (or, in the case of European Currency Units, in Luxemborg) next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $100,000 (rounded down to an integral multiple of 10,000 units of such Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency), the denominations in which Notes shall be issuable;

         (7) if the amount of payments of principal of and any premium or interest on the Notes may be determined with reference to an index, the manner in which such amounts shall be determined;

         (8) if other than the principal amount thereof, the portion of the principal amount of Notes which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
             Section 6.01 of the Indenture or provable in bankruptcy pursuant to
             Section 6.02 of the Indenture;

         (9) any Events of Default with respect to the Notes, if not set forth in the Indenture;

        (10) whether the Notes shall be issued in registered or bearer form, with or without coupons;

        (11) whether the Notes shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes, which Depositary must be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (12) if other than United States dollars, the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Notes shall be payable (the "Specified Currency"); and

        (13) any other terms of the Notes (which terms shall not be inconsistent with the provisions of this Supplemental Indenture or the Indenture).

         In connection with the Notes, the officers of the Company specified in the Indenture may execute and deliver one or more Officers' Certificates setting forth, or, if all of the Notes may not be originally issued at one time, to the extent deemed appropriate describing the manner of determining, the foregoing terms of the Notes, established or prescribed, as the case may be, in accordance with the foregoing.

         SECTION 2.03. The Places of Payment for the principal of the Notes shall be the City of Chicago, Illinois and The City of New York, New York. Interest, if any, on the Notes will be paid by check, draft or wire, as specified in the terms thereof. The Trustee shall be the paying agent ("Paying Agent") for the Notes.

         SECTION 2.04. Unless otherwise provided in the terms of a particular Note, definitive Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes denominated in the same Specified Currency and bearing interest (if any) at the same rate or having the same Yield to Maturity and Stated Maturity and of different authorized denominations upon surrender of such Notes with a request for such exchange at the designated office of the Trustee in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York.

         SECTION 2.05. Unless otherwise specified in a particular Note, payments of principal of (and premium, if any) and interest on each Note will be made in the applicable Specified Currency; provided, however, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the option of the Holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described below in this Section 2.05. If specified in a particular Note, the amount of principal payable on such Note will be determined by reference to an index or formula described therein.

         Unless otherwise specified in the terms of a Note, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date or at maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office or agency in the City of Chicago, Illinois or in The City of New York, New York on or prior to such Regular Record Date or the date 15 days prior to maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to maturity, as the case may be.

         Unless otherwise provided in the applicable Officers' Certificate, Continental Bank N.A. will be the Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Notes.

         Unless otherwise indicated in the terms of a particular Note, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the "Regular Record Date" with respect to any Fixed Rate Note shall be the March 1 and September 1 next preceding the March 15 and September 15 Interest Payment Dates.

         Unless otherwise indicated in the terms of a particular Note and except as provided below, interest will be payable, in the case of Floating Rate Notes which reset weekly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset monthly, on the third Wednesday of each month on the third Wednesday of March, June, September and December of each year (as respectively indicated in such Notes); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in such Notes; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in such Notes (each an "Interest Payment Date"), and in each case, at maturity.

         Payments of interest on any Fixed Rate Note or Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates (as defined in a particular Note) with respect to any Floating Rate Note are weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

         With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid shall be calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor for a Floating Rate Note

(expressed as a decimal) for each such day shall be computed either (i) by dividing the interest rate (expressed as a decimal) applicable to such date by 360 or (ii) by the actual number of days in the year, as specified in such Note. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.06. For the purposes of the Notes and this Section 2.06, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 2.02 hereof, and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes shall mean the respective Depositary with respect to particular Notes; and the term "Global Note" means a global certificate evidencing all or part of the series of Notes, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee.

         Notwithstanding Section 2.05 of the Indenture, except as otherwise specified as contemplated by Section 2.02 hereof, any Global Note shall be exchangeable only as provided in this paragraph. A Global Note shall be exchangeable pursuant to this Section if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, (y) the Company in its sole discretion determines that all Global Notes then outstanding hereunder and under the Indenture shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented by such Global Note has occurred and is continuing. Any Global Note that is exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as such names are from time to time provided by the relevant participants in the Depositary holding such Global Note (as such participants are identified from time to time by such Depositary.)

         No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Note shall not be entitled to receive physical delivery of Notes in definitive form and will not be considered the Holders thereof for any purpose under the Indenture or this Supplemental Indenture.

         Any Global Note that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Notes issuable in denominations of $100,000 and integral multiples of S1,000 in excess thereof and registered in such names as the Depositary that is the Holder of such Global Note shall direct.

         In the event that a Global Note is surrendered for redemption in part pursuant to Section 3.04 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

         The Trustee shall fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder or the Persons entitled to consent to any indenture supplemental to the Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract any such waiver previously given, or to consent to such supplemental indenture or to revoke any such consent previously given, as the case may be, whether or not such Holders remain Holders after such record date. No such waiver or consent shall be valid or effective for more than 90 days after such record date.

         The Agent Members shall have no rights under the Indenture or this Supplemental Indenture with respect to any Global Note held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any Agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

         SECTION 2.07. In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, the principal amount of a Note denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Note, of the principal amount (or, in the case of a Note which is an Original Issue Discount Security, the U.S. dollar equivalent on the date of the original issuance of such Note of the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture) of such Note; provided, however, that if such Holders are, pursuant to Section
6.06 of the Indenture, acting together with the Holders of other Debt Securities as a single class in giving any such request, demand, authorization, direction, notice, consent or waiver, the provisions of Section 8.06 of the Indenture shall instead govern such a determination with respect to such Notes, the provisions of this Section 2.07 notwithstanding.

         SECTION 2.08. References in the Indenture to the "Yield to Maturity" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective yields to maturity, calculated at the respective times of issuance of the particular Notes or, if applicable, at the respective most recent redeterminations of interest on such respective Notes and calculated in accordance with accepted financial practice. References in Article VI of the Indenture to the "rate" or "rate of interest" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective rates or rates of interest of the particular Notes.

         SECTION 2.09. Notwithstanding the provisions of Sections 2.03 and 14.06 of the Indenture, if all Notes are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and the Opinion of Counsel otherwise required pursuant to Section 14.06 or the written order of the Company otherwise required pursuant to Section 2.03 at or prior to the time of authentication of each Note if such documents are delivered at or prior to the time of authentication upon original issuance of the first Note to be issued.

         SECTION 2.10. If any Debt Securities described in subsections (a), (b) or (c) (i) of Section 12.01 of the Indenture are Notes which are denominated in a currency or currencies other than United States dollars, then in order to satisfy the deposit conditions in subsection (c) (ii) of Section 12.01 with respect to any such Notes, the Company shall deposit or cause to be deposited as specified in Section 12.01 the required amount in the currency or currencies in which such Notes are denominated or in direct obligations of the sovereign nation or sovereign nations issuing such currency or currencies and denominated in such currency or currencies.

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 6 to be signed, acknowledged and delivered by its Chairman of the Board, President, Vice Chairman, Chief Financial and Administrative Officer or Senior Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL BANK N.A. has caused this Supplemental Indenture No. 6 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                    GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                    By: /s/ D.E. Kelby
                                                        Vice Chairman, Chief
                                                        Financial and
                                                        Administrative Officer

ATTEST: /S/ B.R. ROSENBERG
       ASSISTANT SECRETARY


                                                    CONTINENTAL BANK N.A.
                                                               as Trustee

[CORPORATE SEAL]

                                                    By: /s/ Richard L. LaVarnway
                                                        VICE PRESIDENT

ATTEST: /S/ LAWRENCE M. HACKETT
        TRUST OFFICER

                               GENERAL MILLS, INC.

                          SUPPLEMENTAL INDENTURE NO. 7

                          DATED AS OF FEBRUARY 19, 1992

         Supplemental Indenture No. 7 dated as of February 19, 1992, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and CONTINENTAL BANK N.A., a national banking association duly organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H :

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         The Company desires to amend the Indenture to provide for the issuance of Debt Securities of a series on a continuous basis and with differing terms and to expressly provide that the Debt Securities of such series may be denominated in currencies other than the currency of the United States of America or may provide that the amount of payments of principal of and any premium or interest thereon may be determined with reference to an index.

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to amend such Indenture by creating such provisions as shall not adversely affect the interests of any Holder.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of such series thereof, as follows:


                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

         SECTION 1.01. This Supplemental Indenture No. 7 constitutes an integral part of the Indenture.

         SECTION 1.02. For all purposes of this Supplemental Indenture:

         (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

         (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 7; and

         (3) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Supplemental Indenture.


                                   ARTICLE TWO
                      PROVISIONS APPLICABLE EXCLUSIVELY TO
                         THE SERIES OF MEDIUM-TERM NOTES

         SECTION 2.01. There shall be a series of Debt Securities designated the "Medium-Term Notes - Series C" (the "Notes.). The Notes shall be limited to an aggregate principal amount resulting in not more than U.S. $400,000,000 of proceeds to the Company (or the equivalent thereof, determined as of the respective dates of issuance of Notes, in any other currency or currencies) and shall be issued at any time or from time to time.

         SECTION 2.02. Each Note shall have the particular terms (which need not be substantially identical to the terms of any other Notes) established in accordance with or as contemplated by this Section 2.02. Each fixed rate Note ("Fixed Rate Note") shall be in substantially the form attached hereto as Exhibit A-1; each fixed rate amortizing note ("Fixed Rate Amortizing Note") shall be in substantially the form attached hereto as Exhibit A-2; each floating rate Note ("Floating Rate Note") shall be in substantially the form attached hereto as Exhibit B; and each indexed Note ("Indexed Note") shall be in substantially the form attached hereto as Exhibit C.

         Each of the Chairman of the Board, the President, the Chief Financial Officer, the Executive Vice President-Finance and the Treasurer (each an "Authorized Officer") may, at any time and from time to time, on behalf of the Company, authorize the issuance of Notes and in connection therewith establish, or, if all of the Notes of such series may not be originally issued at one time, to the extent deemed appropriate by such Authorized Officer, prescribe the manner of determining within any limitations established by such Authorized Officer (subject in either case to the limitations set forth in this Supplemental Indenture and the Indenture), the following:

         (1) the date or dates on which the principal and premium, if any, of the Notes is payable;

         (2) the rate or rates (or method by which determined) at which the Notes shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of registered Notes, the record dates for the determination of Holders to whom such interest is payable;

         (3) if an Original Issue Discount Security, the Yield to Maturity;

         (4) the price or prices at which, the period or periods within which and the terms and conditions upon which Notes may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

         (5) the obligation, if any, of the Company to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Notes shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (6) if other than denominations of $100,000 and integral multiples of $1,000 in excess thereof (or, in the case of any Note denominated in other than U.S. dollars, the amount of the Specified Currency (as defined below) for such Note which is equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day in The City of New York and the country issuing such Specified Currency (or, in the case of European Currency Units, in Luxemborg) next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $100,000 (rounded down to an integral multiple of 10,000 units of such Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency), the denominations in which Notes shall be issuable;

         (7) if the amount of payments of principal of and any premium or interest on the Notes may be determined with reference to an index, the manner in which such amounts shall be determined;

         (8) if other than the principal amount thereof, the portion of the principal amount of Notes which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture;

         (9) any Events of Default with respect to the Notes, if not set forth in the Indenture;

        (10) whether the Notes shall be issued in registered or bearer form, with or without coupons;

        (11) whether the Notes shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes, which Depositary must be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (12) if other than United States dollars, the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Notes shall be payable (the "Specified Currency"); and

        (13) any other terms of the Notes (which terms shall not be inconsistent with the provisions of this Supplemental Indenture or the Indenture).

         In connection with the Notes, the officers of the Company specified in the Indenture may execute and deliver one or more Officers' Certificates setting forth, or, if all of the Notes may not be originally issued at one time, to the extent deemed appropriate by any such officer, describing the manner of determining the foregoing terms of the Notes established or prescribed, as the case may be, in accordance with the foregoing.

         SECTION 2.03. The Places of Payment for the principal of the Notes shall be the City of Chicago, Illinois and The City of New York, New York. Interest, if any, on the Notes will be paid by check, draft or wire, as specified in the terms thereof. The Trustee shall be the paying agent ("Paying Agent") for the Notes.

         SECTION 2.04. Unless otherwise provided in the terms of a particular Note, definitive Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes denominated in the same Specified Currency and bearing interest (if any) at the same rate or having the same Yield to Maturity and Stated Maturity and of different authorized denominations upon surrender of such Notes with a request for such exchange at the designated office of the Trustee in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York.

         SECTION 2.05. Unless otherwise specified in a particular Note, payments of principal of (and premium, if any) and interest on each Note will be made in the applicable Specified Currency; provided, however, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the option of the Holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described below in this Section 2.05. If specified in a particular Note, the amount of principal payable on such Note will be determined by reference to an index or formula described therein.

         Unless otherwise specified in the terms of a Note, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date or at maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office or agency in the City of Chicago, Illinois or in The City of New York, New York on or prior to such Regular Record Date or the date 15 days prior to maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to maturity, as the case may be.

         Unless otherwise provided in the applicable Officers' Certificate, Continental Bank N.A. will be the Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Notes.

         Unless otherwise indicated in the terms of a particular Note, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the "Regular Record Dates" with respect to any Fixed Rate Note shall be the March 1 and September 1 next preceding the March 15 and September 15 Interest Payment Dates.

         Unless otherwise indicated in the terms of a particular Note and except as provided below, interest will be payable, in the case of Floating Rate Notes which reset weekly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as respectively indicated in such Notes); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in such Notes; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in such Notes (each an "Interest Payment Date"), and in each case, at maturity.

         Payments of interest on any Fixed Rate Note or Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates (as defined in a particular Note) with respect to any Floating Rate Note are weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

         With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid shall be calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor for a Floating Rate Note

(expressed as a decimal) for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such date either (i) by 360 or (ii) by the actual number of days in the year, as specified in such Note. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.06. For the purposes of the Notes and this Section 2.06, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 2.02 hereof, and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes shall mean the respective Depositary with respect to particular Notes; and the term "Global Note" means a global certificate evidencing all or part of the series of Notes, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee.

         Notwithstanding Section 2.05 of the Indenture, except as otherwise specified as contemplated by Section 2.02 hereof, any Global Note shall be exchangeable only as provided in this paragraph. A Global Note shall be exchangeable pursuant to this Section if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, (y) the Company in its sole discretion determines that all Global Notes then outstanding hereunder and under the Indenture shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented by such Global Note has occurred and is continuing. Any Global Note that is exchangeable pursuant to the preceding sentence shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as such names are from time to time provided by the relevant participants in the Depositary holding such Global Note (as such participants are identified from time to time by such Depositary.)

         No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Note shall not be entitled to receive physical delivery of Notes in definitive form and will not be considered the Holders thereof for any purpose under the Indenture or this Supplemental Indenture.

         Any Global Note that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Notes issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary that is the Holder of such Global Note shall direct.

         In the event that a Global Note is surrendered for redemption in part pursuant to Section 3.04 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

         The Trustee shall fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder or the Persons entitled to consent to any indenture supplemental to the Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract any such waiver previously given, or to consent to such supplemental indenture or to revoke any such consent previously given, as the case may be, whether or not such Holders remain Holders after such record date. No such waiver or consent shall be valid or effective for more than DO days after such record date unless prior to such time the Holders of the requisite principal amount of the Outstanding Notes as specified in the Indenture shall have given waivers or consents, as applicable.

         The Agent Members shall have no rights under the Indenture or this Supplemental Indenture with respect to any Global Note held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any Agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

         SECTION 2.07. In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, the principal amount of a Note denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Note, of the principal amount (or, in the case of a Note which is an Original Issue Discount Security, the U.S. dollar equivalent on the date of the original issuance of such Note of the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture) of such Note; provided, however, that if such Holders are, pursuant to Section
6.06 of the Indenture, acting together with the Holders of other Debt Securities as a single class in giving any such request, demand, authorization, direction, notice, consent or waiver, the provisions of Section 6.06 of the Indenture shall instead govern such a determination with respect to such Notes, the provisions of this Section 2.07 notwithstanding.

         SECTION 2.08. References in the Indenture to the "Yield to Maturity" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective yields to maturity, calculated at the respective times of issuance of the particular Notes or, if applicable, at the respective most recent redeterminations of interest on such respective Notes and calculated in accordance with accepted financial practice. References in Article VI of the Indenture to the "rate" or "rate of interest" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective rates or rates of interest of the particular Notes.

         SECTION 2.09. Notwithstanding the provisions of Sections 2.03 and 14.06 of the Indenture, if all Notes are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and the Opinion of Counsel otherwise required pursuant to Section 14.06 or the written order of the Company otherwise required pursuant to Section 2.03 at or prior to the time of authentication of each Note if such documents are delivered at or prior to the time of authentication upon original issuance of the first Note to be issued.

         SECTION 2.10. If any Debt Securities described in subsections (a), (b) or (c) (i) of Section 12.01 of the Indenture are Notes which are denominated in a currency or currencies other than United States dollars, then in order to satisfy the deposit conditions in subsection (c) (ii) of Section 12.01 with respect to any such Notes, the Company shall deposit or cause to be deposited as specified in Section 12.01 the required amount in the currency or currencies in which such Notes are denominated or in direct obligations of the sovereign nation or sovereign nations issuing such currency or currencies and denominated in such currency or currencies.

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 7 to be signed, acknowledged and delivered by its Chairman of the Board, President, Vice Chairman, Chief Financial and Administrative Officer or Senior Vice President-Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL BANK N.A. has caused this Supplemental Indenture No. 7 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                           GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                           By:  /s/ D.E. KELBY
                                                              ------------------

Attest: /s/ IVY S. BERNHARDSON
       ------------------------
       Assistant Secretary


                                                           CONTINENTAL BANK N.A.
                                                                    as Trustee

[CORPORATE SEAL]

                                                           By: /s/
                                                              ------------------
                                                               Vice President

Attest:  /s/ JOANNE M. MURPHY
       ------------------------
       Trust Officer

                               GENERAL MILLS, INC.

                          SUPPLEMENTAL INDENTURE NO. 8

                           DATED AS OF JANUARY 8, 1993

         Supplemental Indenture No. 8 dated as of January 8, 1993, between GENERAL MILLS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and CONTINENTAL BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H :

         The Company and the Trustee have executed and delivered an Indenture dated as of July 1, 1982 (the "Indenture").

         Section 10.01 of the Indenture provides for the Company, when authorized by the Board of Directors, and the Trustee to enter into an indenture supplemental to the Indenture to amend such Indenture by creating such provisions as shall not adversely affect the interests of any Holder.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of such series thereof, as follows:


                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

         SECTION 1.01. This Supplemental Indenture No. 8 constitutes an integral part of the Indenture.

         SECTION 1.02. For all purposes of this Supplemental Indenture:

         (1) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;

         (2) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture No. 8; and

         (3) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Supplemental Indenture.

                                   ARTICLE TWO
                      PROVISIONS APPLICABLE EXCLUSIVELY TO
                         THE SERIES OF MEDIUM-TERM NOTES

         SECTION 2.01. There shall be a series of Debt Securities designated the "Medium-Term Notes - Series D" (the "Notes"). The Notes shall be limited to an aggregate principal amount resulting in not more than U.S. $500,000,000 of proceeds to the Company (or the equivalent thereof, determined as of the respective dates of issuance of Notes, in any other currency or currencies) and shall be issued at any time or from time to time.

         SECTION 2.02. Each Note shall have the particular terms (which need not be substantially identical to the terms of any other Notes) established in accordance with or as contemplated by this Section 2.02. Each fixed rate Note ("Fixed Rate Note") shall be in substantially the form attached hereto as Exhibit A; each fixed rate amortizing note ("Fixed Rate Amortizing Note") shall be in substantially the form attached hereto as Exhibit B; each floating rate Note ("Floating Rate Note") shall be in substantially the form attached hereto as Exhibit C; and each indexed Note ("Indexed Note") shall be in substantially the form attached hereto as Exhibit D.

         Each of the Chairman of the Board, any Vice Chairman and the Treasurer (each an "Authorized Officer") may, at any time and from time to time, on behalf of the Company, authorize the issuance of Notes and in connection therewith establish, or, if all of the Notes of such series may not be originally issued at one time, to the extent deemed appropriate by such Authorized Officer, prescribe the manner of determining within any limitations established by such Authorized Officer (subject in either case to the limitations set forth in this Supplemental Indenture and the Indenture), the following:

         (1) the date or dates on which the principal and premium, if any, of the Notes is payable;

         (2) the rate or rates (or method by which determined) at which the Notes shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of registered Notes, the record dates for the determination of Holders to whom such interest is payable;

         (3) if an Original Issue Discount Security, the Yield to Maturity;

         (4) the price or prices at which, the period or periods within which and the terms and conditions upon which Notes may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

         (5) the obligation, if any, of the Company to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Notes shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (6) if other than denominations of $1,000 and integral multiples thereof (or, in the case of any Note denominated in other than U.S. dollars, the amount of the Specified Currency (as defined below) for such Note which is equivalent, at the noon buying rate in The City of New York for cable transfers for such Specified Currency on the first Business Day in The City of New York and the country issuing such Specified Currency (or, in the case of European Currency Units, in Luxembourg) next preceding the date on which the Company accepts the offer to purchase such Note, to U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any greater amount that is an integral multiple of 1,000 units of such Specified Currency), the denominations in which Notes shall be issuable; provided, however. that all Notes denominated in amounts of less than $100,000 (or, in the case of any Note denominated in other than U.S. dollars, the equivalent amount of Specified Currency) shall be issued solely in the form of one or more Global Notes;

         (7) if the amount of payments of principal of and any premium or interest on the Notes may be determined with reference to an index, the manner in which such amounts shall be determined;

         (8) if other than the principal amount thereof, the portion of the principal amount of Notes which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture or provable in bankruptcy pursuant to Section 6.02 of the Indenture;

         (9) any Events of Default with respect to the Notes, if not set forth in the Indenture;

        (10) whether the Notes shall be issued in registered or bearer form, with or without coupons;

        (11) whether the Notes shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes, which Depositary must be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (12) if other than United States dollars, the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Notes shall be payable (the "Specified Currency");

        (13) if the Notes are Amortizing Notes, repayment information with respect to installments of principal and interest; and

        (14) any other terms of the Notes (which terms shall not be inconsistent with the provisions of this Supplemental Indenture or the Indenture).

         In connection with the Notes, the officers of the Company specified in the Indenture may execute and deliver one or more Officers' Certificates setting forth, or, if all of the Notes may not be originally issued at one time, to the extent deemed appropriate by any such officer, describing the manner of determining the foregoing terms of the Notes established or prescribed, as the case may be, in accordance with the foregoing.

         SECTION 2.03. The Places of Payment for the principal of the Notes shall be the City of Chicago, Illinois and The City of New York, New York. Interest, if any, on the Notes will be paid by check, draft or wire, as specified in the terms thereof. The Trustee shall be the paying agent ("Paying Agent") for the Notes.

         SECTION 2.04. Unless otherwise provided in the terms of a particular Note, definitive Notes of any authorized denomination shall be exchangeable for a like aggregate principal amount of Notes denominated in the same Specified Currency and bearing interest (if any) at the same rate or having the same Yield to Maturity and Stated Maturity and of different authorized denominations upon surrender of such Notes with a request for such exchange at the designated office of the Trustee in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York.

         SECTION 2.05. Unless otherwise specified in a particular Note, payments of principal of (and premium, if any) and interest on each Note will be made in the applicable Specified Currency; provided, however, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the option of the Holders thereof under the procedures described in the two following paragraphs and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described below in this Section 2.05. If specified in a particular Note, the amount of principal payable on such Note will be determined by reference to an index or formula described therein.

         Unless otherwise specified in the terms of a Note, and except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Note denominated in other than U.S. dollars will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date or at maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office or agency in the City of Chicago, Illinois or in The City of New York, New York on or prior to such Regular Record Date or the date 15 days prior to maturity, as the case may be. Such request may be in writing

(mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. Any such request made with respect to any Note by a registered Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to maturity, as the case may be.

         Unless otherwise provided in the applicable Officers' Certificate, Continental Bank, National Association will be the Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Notes.

         Unless otherwise indicated in the terms of a particular Note, the "Regular Record Date" with respect to any Floating Rate Note shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day, and the "Regular Record Dates" with respect to any Fixed Rate Note shall be the March 1 and September 1 next preceding the March 15 and September 15 Interest Payment Dates.

         Unless otherwise indicated in the terms of a particular Note and except as provided below, interest will be payable, in the case of Floating Rate Notes which reset daily or weekly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year (as respectively indicated in such Notes); in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semi-annually, on the third Wednesday of the two months of each year specified in such Notes; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in such Notes (each an "Interest Payment Date"), and in each case, at maturity.

         Payments of interest on any Fixed Rate Note or Floating Rate Note with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Dates (as defined in a particular Note) with respect to any Floating Rate Note are daily or weekly, interest payable on such Note on any Interest Payment Date, other than interest payable on the date on which principal on such Note is payable, will include interest accrued to but excluding the day following the next preceding Regular Record Date.

         With respect to a Floating Rate Note, accrued interest from the date of issue or from the last date to which interest has been paid shall be calculated by multiplying the face amount of such Floating Rate Note by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid, to but excluding the date for which accrued interest is being calculated. The interest factor for a Floating Rate Note (expressed as a decimal) for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such date either (i) by 360 or (ii) by the actual number of days in the year, as specified in such Note. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         SECTION 2.06. For the purposes of the Notes and this Section 2.06, the term "Agent Member" means a member of, or participant in, a Depositary; the term "Depositary" means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 2.02 hereof, and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes shall mean the respective Depositary with respect to particular Notes; and the term "Global Note" means a global certificate evidencing all or part of the series of Notes, issued to the Depositary for the series or such portion of the series, and registered in the name of such Depositary or its nominee.

         Notwithstanding Section 2.05 of the Indenture, except as otherwise specified as contemplated by Section 2.02 hereof, any Global Note shall be exchangeable only as provided in this paragraph. A Global Note shall be exchangeable pursuant to this Section if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, (y) the Company in its sole discretion determines that all Global Notes then outstanding hereunder and under the Indenture shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented by such Global Note has occurred and is continuing. A Global Note shall only be exchangeable into Notes issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof. No Notes shall be issuable in denominations of less than $100,000. Any Global Note that is exchangeable pursuant to the preceding sentences shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount. Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as such names are from time to time provided by the relevant participants in the Depositary holding such Global Note (as such participants are identified from time to time by such Depositary. )

         No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of the Depositary or a nominee of such successor. Except as provided above, owners solely of beneficial interests in a Global Note shall not be entitled to receive physical delivery of Notes in definitive form and will not be considered the Holders thereof for any purpose under the Indenture or this Supplemental Indenture.

         Any Global Note that is exchangeable pursuant to the preceding paragraph shall be exchangeable for Notes issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary that is the Holder of such Global Note shall direct.

         In the event that a Global Note is surrendered for redemption in part pursuant to Section 3.04 of the Indenture, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Note, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

         The Trustee shall fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder or the Persons entitled to consent to any indenture supplemental to the Indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract any such waiver previously given, or to consent to such supplemental indenture or to revoke any such consent previously given, as the case may be, whether or not such Holders remain Holders after such record date. No such waiver or consent shall be valid or effective for more than 90 days after such record date unless prior to such time the Holders of the requisite principal amount of the Outstanding Notes as specified in the Indenture shall have given waivers or consents, as applicable.

         The Agent Members shall have no rights under the Indenture or this Supplemental Indenture with respect to any Global Note held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any Agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

         SECTION 2.07. In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, the principal amount of a Note denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Note, of the principal amount (or, in the case of a Note which is an Original Issue Discount Security, the U.S. dollar equivalent on the date of the original issuance of such Note of the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01 of the Indenture) of such Note;

provided, however, that if such Holders are, pursuant to Section 6.06 of the Indenture, acting together with the Holders of other Debt Securities as a single class in giving any such request, demand, authorization, direction, notice, consent or waiver, the provisions of Section 6.06 of the Indenture shall instead govern such a determination with respect to such Notes, the provisions of this
Section 2.07 notwithstanding.

         SECTION 2.08. References in the Indenture to the "Yield to Maturity" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective yields to maturity, calculated at the respective times of issuance of the particular Notes or, if applicable, at the respective most recent redeterminations of interest on such respective Notes and calculated in accordance with accepted financial practice. References in Article Vl of the Indenture to the "rate" or "rate of interest" of Debt Securities shall be deemed, solely with respect to the Notes, to refer to the respective rates or rates of interest of the particular Notes.

         SECTION 2.09. Notwithstanding the provisions of Sections 2.03 and 14.06 of the Indenture, if all Notes are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate and the Opinion of Counsel otherwise required pursuant to Section 14.06 or the written order of the Company otherwise required pursuant to Section 2.03 at or prior to the time of authentication of each Note if such documents are delivered at or prior to the time of authentication upon original issuance of the first Note to be issued.

         SECTION 2.10. If any Debt Securities described in subsections (a), (b) or (c) (i) of Section 12.01 of the Indenture are Notes which are denominated in a currency or currencies other than United States dollars, then in order to satisfy the deposit conditions in subsection (c) (ii) of Section 12.01 with respect to any such Notes, the Company shall deposit or cause to be deposited as specified in Section 12.01 the required amount in the currency or currencies in which such Notes are denominated or in direct obligations of the sovereign nation or sovereign nations issuing such currency or currencies and denominated in such currency or currencies.

         IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this Supplemental Indenture No. 8 to be signed, acknowledged and delivered by its Chairman of the Board, Vice Chairman, Senior Vice President, Treasurer and its corporate seal to be affixed hereunto and the same to be attested by its Secretary or Assistant Secretary; and CONTINENTAL BANK, NATIONAL ASSOCIATION, has caused this Supplemental Indenture No. 8 to be signed, acknowledged and delivered by one of its Vice Presidents, and its seal to be affixed hereunto and the same to be attested by one of its Trust Officers, all as of the day and year first written above.

                                                GENERAL MILLS, INC.

[CORPORATE SEAL]

                                                By:      /s/ D.E. KELBY
                                                    ------------------------
                                                Senior Vice President, Treasurer


Attest:  /s/ IVY S. BERNHARDSON
       --------------------------
       Assistant Secretary


                                                CONTINENTAL BANK N.A.
                                                                 as Trustee

[CORPORATE SEAL]

                                                By:   /s/
                                                    ------------------------
                                                    Vice President

Attest: /s/ JOANNE M. MURPHY
       ----------------------
       Trust Officer